Exhibit 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear. These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. THE ALLSTATE CORPORATION Investor Supplement Third Quarter 2016 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

PAGE Consolidated Statements of Operations 1 Contribution to Income 2 Revenues 3 Statements of Financial Position 4 Book Value Per Common Share 5 Return on Common Shareholders' Equity 6 Debt to Capital 7 Statements of Cash Flows 8 Analysis of Deferred Policy Acquisition Costs 9,10 Property-Liability Operations Property-Liability Results 11 Property-Liability Underwriting Results by Area of Business 12 Property-Liability Premiums Written by Brand 13 Impact of Net Rate Changes Approved on Premiums Written 14 Policies in Force and Other Statistics 15 Allstate Brand Profitability Measures 16 Allstate Brand Statistics 17 Allstate Brand Auto Claim Frequency Analysis 18-20 Esurance Brand Profitability Measures and Statistics 21 Encompass Brand Profitability Measures and Statistics 22 Auto Profitability Measures 23 Homeowners Profitability Measures 24 Other Personal Lines Profitability Measures 25 Commercial Lines Profitability Measures 26 Other Business Lines Profitability Measures 27 Auto, Homeowners and Other Personal Lines Underlying Combined Ratios 28 Allstate Brand Auto and Homeowners Underlying Loss and Expense 29 Homeowners Supplemental Information 30 Catastrophe Losses by Brand 31 Effect of Catastrophe Losses on the Combined Ratio 32 Catastrophe by Size of Event 33 Prior Year Reserve Reestimates 34 Asbestos and Environmental Reserves 35 Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures 36 Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures 37 Allstate Financial Operations Allstate Financial Results 38 Return on Attributed Equity 39 Allstate Financial Premiums and Contract Charges 40 Allstate Financial Change in Contractholder Funds 41 Allstate Financial Analysis of Net Income 42 Allstate Financial Weighted Average Investment Spreads 43 Allstate Financial Supplemental Product Information 44 Allstate Financial Insurance Policies and Annuities in Force 45 Allstate Life, Allstate Annuities and Allstate Benefits Results and Product Information 46,47 Corporate and Other Results 48 Investments Investments 49 Limited Partnership Investments 50 Unrealized Net Capital Gains and Losses on Security Portfolio by Type 51 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 52 Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 53 Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 54 Investment Results 55 Investment Position by Strategy 56 Investment Results by Strategy 57 Investment Income and Realized Capital Gains and Losses By Investment Type and Strategy 58 Performance-Based Long-Term Investments 59 Definitions of Non-GAAP Measures 60 THE ALLSTATE CORPORATION Investor Supplement - Third Quarter 2016 Table of Contents

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Revenues									
Property-liability insurance premiums	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 23,406	$ 22,625
Life and annuity premiums and contract charges	571	564	566	547	538	536	537	1,701	1,611
Net investment income	748	762	731	710	807	789	850	2,241	2,446
Realized capital gains and losses:									
Total other-than-temporary impairment ("OTTI") losses	(73)	(77)	(91)	(166)	(186)	(47)	(53)	(241)	(286)
OTTI losses reclassified to (from) other comprehensive income	-	(2)	10	16	12	4	4	8	20
Net OTTI losses recognized in earnings	(73)	(79)	(81)	(150)	(174)	(43)	(49)	(233)	(266)
Sales and other realized capital gains and losses	106	103	(68)	(100)	207	151	188	141	546
Total realized capital gains and losses	33	24	(149)	(250)	33	108	139	(92)	280
Total revenues	9,221	9,164	8,871	8,691	9,028	8,982	8,952	27,256	26,962
Costs and expenses									
Property-liability insurance claims and claims expense	5,553	5,901	5,684	5,199	5,255	5,587	4,993	17,138	15,835
Life and annuity contract benefits	484	454	455	456	460	446	441	1,393	1,347
Interest credited to contractholder funds	183	185	190	183	194	185	199	558	578
Amortization of deferred policy acquisition costs	1,138	1,126	1,129	1,116	1,092	1,086	1,070	3,393	3,248
Operating costs and expenses	1,021	1,040	982	938	992	1,061	1,090	3,043	3,143
Restructuring and related charges	5	11	5	7	9	19	4	21	32
Interest expense	73	72	73	73	73	73	73	218	219
Total costs and expenses	8,457	8,789	8,518	7,972	8,075	8,457	7,870	25,764	24,402
Gain (loss) on disposition of operations	1	1	2	1	2	1	(1)	4	2
Income from operations before income tax expense	765	376	355	720	955	526	1,081	1,496	2,562
Income tax expense	245	105	109	231	305	171	404	459	880
Net income	$ 520	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 1,037	$ 1,682
Preferred stock dividends	29	29	29	29	29	29	29	87	87
Net income applicable to common shareholders	$ 491	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 950	$ 1,595
Earnings per common share: (1)									
Net income applicable to common shareholders per common share - Basic	$ 1.32	$ 0.65	$ 0.57	$ 1.19	$ 1.56	$ 0.80	$ 1.56	$ 2.54	$ 3.92
Weighted average common shares - Basic	371.5	373.6	378.1	385.0	397.0	407.0	415.8	374.4	406.5
Net income applicable to common shareholders per common share - Diluted	$ 1.31	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 2.51	$ 3.87
Weighted average common shares - Diluted	375.9	378.1	382.9	390.2	402.1	412.6	422.6	378.9	412.4
Cash dividends declared per common share	$ 0.33	$ 0.33	$ 0.33	$ 0.30	$ 0.30	$ 0.30	$ 0.30	$ 0.99	$ 0.90

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Contribution to income									
Operating income before the impact of restructuring and related charges	$ 478	$ 242	$ 325	$ 629	$ 616	$ 274	$ 619	$ 1,045	$ 1,509
Restructuring and related charges, after-tax	(4)	(7)	(3)	(4)	(6)	(12)	(3)	(14)	(21)
Operating income *	474	235	322	625	610	262	616	1,031	1,488
Realized capital gains and losses, after-tax	22	17	(96)	(161)	21	69	90	(57)	180
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(4)	(4)	2	(2)	4	(5)	(8)	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	(1)	-	(1)	(2)	-	(3)	(3)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	1	-	-	1	1	1
Amortization of purchased intangible assets, after-tax	(5)	(6)	(6)	(8)	(8)	(8)	(8)	(17)	(24)
Gain (loss) on disposition of operations, after-tax	1	1	1	1	1	1	(1)	3	1
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	(45)	-	(45)
Net income applicable to common shareholders	$ 491	$ 242	$ 217	$ 460	$ 621	$ 326	$ 648	$ 950	$ 1,595
Income per common share - Diluted									
Operating income before the impact of restructuring and related charges	$ 1.27	$ 0.64	$ 0.85	$ 1.61	$ 1.53	$ 0.66	$ 1.46	$ 2.76	$ 3.66
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)	(0.03)	-	(0.04)	(0.05)
Operating income	1.26	0.62	0.84	1.60	1.52	0.63	1.46	2.72	3.61
Realized capital gains and losses, after-tax	0.06	0.04	(0.25)	(0.41)	0.05	0.17	0.21	(0.15)	0.44
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.01)	(0.01)	0.01	(0.01)	0.01	(0.01)	(0.02)	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	-	-	(0.01)	(0.01)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	-
Amortization of purchased intangible assets, after-tax	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)	(0.04)	(0.05)
Gain (loss) on disposition of operations, after-tax	-	-	-	-	-	-	-	0.01	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	(0.11)	-	(0.11)
Net income applicable to common shareholders	$ 1.31	$ 0.64	$ 0.57	$ 1.18	$ 1.54	$ 0.79	$ 1.53	$ 2.51	$ 3.87
Weighted average common shares - Diluted	375.9	378.1	382.9	390.2	402.1	412.6	422.6	378.9	412.4

2

THE ALLSTATE CORPORATION
REVENUES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Property-Liability									
Property-Liability insurance premiums	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 23,406	$ 22,625
Net investment income	310	316	302	280	307	292	358	928	957
Realized capital gains and losses	53	26	(99)	(153)	(161)	49	28	(20)	(84)
Total Property-Liability revenues	8,232	8,156	7,926	7,811	7,796	7,890	7,812	24,314	23,498
Allstate Financial									
Life and annuity premiums and contract charges	571	564	566	547	538	536	537	1,701	1,611
Net investment income	427	435	419	420	491	489	484	1,281	1,464
Realized capital gains and losses	(21)	-	(49)	(97)	194	59	111	(70)	364
Total Allstate Financial revenues	977	999	936	870	1,223	1,084	1,132	2,912	3,439
Corporate and Other									
Service fees [(1)]	1	1	1	1	-	1	1	3	2
Net investment income	11	11	10	10	9	8	8	32	25
Realized capital gains and losses	1	(2)	(1)	-	-	-	-	(2)	-
Total Corporate and Other revenues before reclassification of services fees	13	10	10	11	9	9	9	33	27
Reclassification of service fees [(1)]	(1)	(1)	(1)	(1)	-	(1)	(1)	(3)	(2)
Total Corporate and Other revenues	12	9	9	10	9	8	8	30	25
Consolidated revenues	$ 9,221	$ 9,164	$ 8,871	$ 8,691	$ 9,028	$ 8,982	$ 8,952	$ 27,256	$ 26,962

(1) For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

3

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,775, $55,770, $55,627, $57,201 and $56,918)	$ 60,306	$ 58,129	$ 57,291	$ 57,948	$ 58,257
Equity securities, at fair value (cost $4,800, $4,924, $4,792, $4,806 and $4,123)	5,288	5,265	5,117	5,082	4,236
Mortgage loans	4,396	4,453	4,302	4,338	4,402
Limited partnership interests	5,588	5,407	5,091	4,874	4,823
Short-term, at fair value (amortized cost $1,863, $2,850, $3,526, $2,122 and $3,036)	1,863	2,850	3,526	2,122	3,036
Other	3,663	3,590	3,550	3,394	3,588
Total investments	81,104	79,694	78,877	77,758	78,342
Cash	389	446	531	495	905
Premium installment receivables, net	5,799	5,593	5,558	5,544	5,711
Deferred policy acquisition costs	3,886	3,819	3,807	3,861	3,811
Reinsurance recoverables, net [(1)]	8,922	8,650	8,573	8,518	8,468
Accrued investment income	567	564	567	569	575
Property and equipment, net	1,013	1,011	1,011	1,024	1,050
Goodwill	1,219	1,219	1,219	1,219	1,219
Other assets	2,169	2,850	2,297	2,010	2,039
Separate Accounts	3,469	3,438	3,507	3,658	3,677
Total assets	$ 108,537	$ 107,284	$ 105,947	$ 104,656	$ 105,797

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 25,450	$ 24,904	$ 24,605	$ 23,869	$ 23,757
Reserve for life-contingent contract benefits	12,228	12,215	12,224	12,247	12,229
Contractholder funds	20,583	20,845	21,092	21,295	21,559
Unearned premiums	12,772	12,300	12,036	12,202	12,343
Claim payments outstanding	934	946	852	842	804
Deferred income taxes	935	782	479	90	243
Other liabilities and accrued expenses	6,122	6,192	5,704	5,304	5,558
Long-term debt	5,110	5,109	5,108	5,124	5,123
Separate Accounts	3,469	3,438	3,507	3,658	3,677
Total liabilities	87,603	86,731	85,607	84,631	85,293
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 368 million, 371 million, 375 million, 381 million and 390 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,237	3,203	3,237	3,245	3,224
Retained income	39,990	39,623	39,505	39,413	39,068
Deferred ESOP expense	(13)	(13)	(13)	(13)	(23)
Treasury stock, at cost (532 million, 529 million, 525 million, 519 million and 510 million shares)	(24,537)	(24,310)	(23,994)	(23,620)	(23,058)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	56	49	31	56	57
Other unrealized net capital gains and losses	1,902	1,702	1,259	608	886
Unrealized adjustment to DAC, DSI and insurance reserves	(141)	(127)	(90)	(44)	(64)
Total unrealized net capital gains and losses	1,817	1,624	1,200	620	879
Unrealized foreign currency translation adjustments	(48)	(41)	(46)	(60)	(52)
Unrecognized pension and other postretirement benefit cost	(1,267)	(1,288)	(1,304)	(1,315)	(1,289)
Total accumulated other comprehensive income (loss)	502	295	(150)	(755)	(462)
Total shareholders' equity	20,934	20,553	20,340	20,025	20,504
Total liabilities and shareholders' equity	$ 108,537	$ 107,284	$ 105,947	$ 104,656	$ 105,797

(1) Reinsurance recoverables of unpaid losses related to Property-Liability were $6.35 billion, $6.03 billion, $5.96 billion, $5.89 billion and $5.85 billion as of September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. The increase in Reinsurance recoverables, net as of September 30, 2016 compared to December 31, 2015 is primarily due to the National Flood Insurance Program, related to a large rain event occurring in Louisiana in August 2016.

4

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Book value per common share							
Numerator:							
Common shareholders' equity (1)	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	372.7	375.8	380.3	386.1	394.6	407.7	415.4
Book value per common share	$ 51.48	$ 50.05	$ 48.89	$ 47.34	$ 47.54	$ 47.96	$ 49.19
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *							
Numerator:							
Common shareholders' equity	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Unrealized net capital gains and losses on fixed income securities	1,506	1,407	993	443	807	1,196	1,871
Adjusted common shareholders' equity	$ 17,682	$ 17,400	$ 17,601	$ 17,836	$ 17,951	$ 18,356	$ 18,562
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	372.7	375.8	380.3	386.1	394.6	407.7	415.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$ 47.44	$ 46.30	$ 46.28	$ 46.20	$ 45.49	$ 45.02	$ 44.68

(1) Excludes equity related to preferred stock of $1,746 million in each period.

5

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Common Shareholders' Equity							
Numerator:							
Net income applicable to common shareholders [1]	$ 1,410	$ 1,540	$ 1,624	$ 2,055	$ 2,390	$ 2,519	$ 2,807
Denominator:							
Beginning common shareholders' equity	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Ending common shareholders' equity	19,188	18,807	18,594	18,279	18,758	19,552	20,433
Average common shareholders' equity [2]	$ 18,973	$ 19,180	$ 19,514	$ 19,419	$ 19,671	$ 20,339	$ 20,517
Return on common shareholders' equity	7.4 %	8.0 %	8.3 %	10.6 %	12.2 %	12.4 %	13.7 %
Operating Income Return on Common Shareholders' Equity *							
Numerator:							
Operating income [1]	$ 1,656	$ 1,792	$ 1,819	$ 2,113	$ 2,224	$ 2,212	$ 2,395
Denominator:							
Beginning common shareholders' equity	$ 18,758	$ 19,552	$ 20,433	$ 20,558	$ 20,583	$ 21,126	$ 20,600
Unrealized net capital gains and losses	879	1,419	2,137	1,926	1,827	2,150	2,091
Adjusted beginning common shareholders' equity	17,879	18,133	18,296	18,632	18,756	18,976	18,509
Ending common shareholders' equity	19,188	18,807	18,594	18,279	18,758	19,552	20,433
Unrealized net capital gains and losses	1,817	1,624	1,200	620	879	1,419	2,137
Adjusted ending common shareholders' equity	17,371	17,183	17,394	17,659	17,879	18,133	18,296
Average adjusted common shareholders' equity [2]	$ 17,625	$ 17,658	$ 17,845	$ 18,146	$ 18,318	$ 18,555	$ 18,403
Operating income return on common shareholders' equity	9.4 %	10.1 %	10.2 %	11.6 %	12.1 %	11.9 %	13.0 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

6

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	5,110	5,109	5,108	5,124	5,123	5,133	5,140
Total debt	$ 5,110	$ 5,109	$ 5,108	$ 5,124	$ 5,123	$ 5,133	$ 5,140
Capital resources							
Debt	$ 5,110	$ 5,109	$ 5,108	$ 5,124	$ 5,123	$ 5,133	$ 5,140
Shareholders' equity							
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,237	3,203	3,237	3,245	3,224	3,205	3,109
Retained income	39,990	39,623	39,505	39,413	39,068	38,567	38,363
Deferred ESOP expense	(13)	(13)	(13)	(13)	(23)	(23)	(23)
Treasury stock	(24,537)	(24,310)	(23,994)	(23,620)	(23,058)	(22,273)	(21,799)
Unrealized net capital gains and losses	1,817	1,624	1,200	620	879	1,419	2,137
Unrealized foreign currency translation adjustments	(48)	(41)	(46)	(60)	(52)	(38)	(29)
Unrecognized pension and other postretirement benefit cost	(1,267)	(1,288)	(1,304)	(1,315)	(1,289)	(1,314)	(1,334)
Total shareholders' equity	20,934	20,553	20,340	20,025	20,504	21,298	22,179
Total capital resources	$ 26,044	$ 25,662	$ 25,448	$ 25,149	$ 25,627	$ 26,431	$ 27,319
Ratio of debt to shareholders' equity	24.4 %	24.9 %	25.1 %	25.6 %	25.0 %	24.1 %	23.2 %
Ratio of debt to capital resources	19.6 %	19.9 %	20.1 %	20.4 %	20.0 %	19.4 %	18.8 %

7

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
CASH FLOWS FROM OPERATING ACTIVITIES									
Net income	$ 520	$ 271	$ 246	$ 489	$ 650	$ 355	$ 677	$ 1,037	$ 1,682
Adjustments to reconcile net income to net cash provided by operating activities:									
Depreciation, amortization and other non-cash items	97	97	91	96	96	92	87	285	275
Realized capital gains and losses	(33)	(24)	149	250	(33)	(108)	(139)	92	(280)
(Gain) loss on disposition of operations	(1)	(1)	(2)	(1)	(2)	(1)	1	(4)	(2)
Interest credited to contractholder funds	183	185	190	183	194	185	199	558	578
Changes in:									
Policy benefits and other insurance reserves	401	118	459	(27)	(26)	411	115	978	500
Unearned premiums	478	267	(205)	(124)	518	361	(117)	540	762
Deferred policy acquisition costs	(87)	(65)	(7)	(20)	(87)	(97)	(35)	(159)	(219)
Premium installment receivables, net	(209)	(38)	11	156	(132)	(92)	(66)	(236)	(290)
Reinsurance recoverables, net	(300)	(80)	(40)	(45)	11	(120)	(24)	(420)	(133)
Income taxes	206	(150)	(26)	(59)	223	(342)	59	30	(60)
Other operating assets and liabilities	129	64	(152)	32	(29)	93	(191)	41	(127)
Net cash provided by operating activities	1,384	644	714	930	1,383	737	566	2,742	2,686
CASH FLOWS FROM INVESTING ACTIVITIES									
Proceeds from sales									
Fixed income securities	6,543	6,373	6,216	5,897	6,784	6,559	9,453	19,132	22,796
Equity securities	1,582	823	1,664	1,066	614	922	1,152	4,069	2,688
Limited partnership interests	271	183	180	306	204	295	296	634	795
Mortgage loans	-	(7)	7	-	6	-	-	-	6
Other investments	62	57	87	367	46	85	47	206	178
Investment collections									
Fixed income securities	1,292	1,189	949	1,184	1,005	1,030	1,213	3,430	3,248
Mortgage loans	253	71	79	233	(52)	243	114	403	305
Other investments	113	125	43	39	77	117	60	281	254
Investment purchases									
Fixed income securities	(9,335)	(7,546)	(5,401)	(7,830)	(6,446)	(7,272)	(9,210)	(22,282)	(22,928)
Equity securities	(1,441)	(939)	(1,733)	(1,722)	(1,318)	(748)	(1,172)	(4,113)	(3,238)
Limited partnership interests	(425)	(433)	(270)	(413)	(367)	(198)	(365)	(1,128)	(930)
Mortgage loans	(196)	(220)	(44)	(163)	(15)	(307)	(202)	(460)	(524)
Other investments	(225)	(196)	(253)	(159)	(225)	(325)	(193)	(674)	(743)
Change in short-term investments, net	763	688	(1,357)	962	(186)	(328)	(63)	94	(577)
Change in other investments, net	(21)	(20)	(19)	(36)	-	(18)	2	(60)	(16)
Purchases of property and equipment, net	(70)	(68)	(52)	(84)	(86)	(74)	(59)	(190)	(219)
Net cash (used in) provided by investing activities	(834)	80	96	(353)	41	(19)	1,073	(658)	1,095
CASH FLOWS FROM FINANCING ACTIVITIES									
Repayments of long-term debt	-	-	(16)	-	(11)	(9)	-	(16)	(20)
Contractholder fund deposits	263	261	261	268	257	266	261	785	784
Contractholder fund withdrawals	(524)	(521)	(492)	(534)	(641)	(580)	(572)	(1,537)	(1,793)
Dividends paid on common stock	(124)	(125)	(115)	(118)	(122)	(125)	(118)	(364)	(365)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(87)	(87)
Treasury stock purchases	(250)	(448)	(456)	(592)	(792)	(414)	(1,010)	(1,154)	(2,216)
Shares reissued under equity incentive plans, net	51	42	30	9	12	45	64	123	121
Excess tax benefits on share-based payment arrangements	5	8	12	1	1	17	26	25	44
Other	1	3	31	8	1	-	(2)	35	(1)
Net cash used in financing activities	(607)	(809)	(774)	(987)	(1,324)	(829)	(1,380)	(2,190)	(3,533)
NET (DECREASE) INCREASE IN CASH	(57)	(85)	36	(410)	100	(111)	259	(106)	248
CASH AT BEGINNING OF PERIOD	446	531	495	905	805	916	657	495	657
CASH AT END OF PERIOD	$ 389	$ 446	$ 531	$ 495	$ 905	$ 805	$ 916	$ 389	$ 905

8

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2016

	Beginning balance June 30, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2016
Property-Liability	$ 2,101	$ 1,153	$ (1,068)	$ -	$ -	$ -	$ 2,186
Allstate Financial:							
Traditional life and accident and health	806	45	(41)	-	-	-	810
Interest-sensitive life	868	25	(27)	(2)	2	(18)	848
Fixed annuity	44	-	(2)	-	-	-	42
Subtotal	1,718	70	(70)	(2)	2	(18)	1,700
Consolidated	$ 3,819	$ 1,223	$ (1,138)	$ (2)	$ 2	$ (18)	$ 3,886

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2015

	Beginning balance June 30, 2015	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2015
Property-Liability	$ 1,942	$ 1,114	$ (1,029)	$ -	$ -	$ -	$ 2,027
Allstate Financial:							
Traditional life and accident and health	768	40	(31)	-	-	-	777
Interest-sensitive life	948	22	(28)	(2)	(1)	19	958
Fixed annuity	50	-	(1)	-	-	-	49
Subtotal	1,766	62	(60)	(2)	(1)	19	1,784
Consolidated	$ 3,708	$ 1,176	$ (1,089)	$ (2)	$ (1)	$ 19	$ 3,811

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

9

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2016							Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2016		
	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments [(1)(2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Amortization (acceleration) deceleration for changes in assumptions [(2)]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 3,338	$ (3,181)	$ -	$ -	$ -	$ 2,186	$ 2,186	$ -	$ 2,186
Allstate Financial:										
Traditional life and accident and health	792	139	(121)	-	-	-	810	810	-	810
Interest-sensitive life	993	77	(83)	(5)	2	(136)	848	1,050	(202)	848
Fixed annuity	47	-	(5)	-	-	-	42	42	-	42
Subtotal	1,832	216	(209)	(5)	2	(136)	1,700	1,902	(202)	1,700
Consolidated	$ 3,861	$ 3,554	$ (3,390)	$ (5)	$ 2	$ (136)	$ 3,886	$ 4,088	$ (202)	$ 3,886

	Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2015							Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2015		
	Beginning balance Dec. 31, 2014	Acquisition costs deferred	Amortization before adjustments [(1)(2)]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [(2)]	Amortization (acceleration) deceleration for changes in assumptions [(2)]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2015	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 1,820	$ 3,257	$ (3,050)	$ -	$ -	$ -	$ 2,027	$ 2,027	$ -	$ 2,027
Allstate Financial:										
Traditional life and accident and health	753	128	(104)	-	-	-	777	777	-	777
Interest-sensitive life	905	77	(83)	(7)	(1)	67	958	1,056	(98)	958
Fixed annuity	47	-	(4)	1	-	5	49	49	-	49
Subtotal	1,705	205	(191)	(6)	(1)	72	1,784	1,882	(98)	1,784
Consolidated	$ 3,525	$ 3,462	$ (3,241)	$ (6)	$ (1)	$ 72	$ 3,811	$ 3,909	$ (98)	$ 3,811

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

10

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Premiums written	$ 8,311	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 23,877	$ 23,320
(Increase) decrease in unearned premiums	(472)	(264)	166	140	(485)	(370)	166	(570)	(689)
Other	30	27	42	(7)	(2)	42	(46)	99	(6)
Premiums earned	7,869	7,814	7,723	7,684	7,650	7,549	7,426	23,406	22,625
Claims and claims expense	(5,553)	(5,901)	(5,684)	(5,199)	(5,255)	(5,587)	(4,993)	(17,138)	(15,835)
Amortization of deferred policy acquisition costs	(1,068)	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(3,181)	(3,050)
Operating costs and expenses	(888)	(912)	(853)	(812)	(867)	(934)	(962)	(2,653)	(2,763)
Restructuring and related charges	(5)	(10)	(5)	(10)	(8)	(17)	(4)	(20)	(29)
Underwriting income (loss)*	355	(66)	125	611	491	(10)	467	414	948
Net investment income	310	316	302	280	307	292	358	928	957
Periodic settlements and accruals on non-hedge derivative instruments	(1)	-	(1)	(1)	(1)	-	(1)	(2)	(2)
Amortization of purchased intangible assets	9	9	9	13	12	13	12	27	37
Income tax expense on operations	(221)	(73)	(144)	(304)	(259)	(97)	(281)	(438)	(637)
Operating income	452	186	291	599	550	198	555	929	1,303
Realized capital gains and losses, after-tax	36	18	(64)	(99)	(104)	31	18	(10)	(55)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	1	1	-	-	1	1	1
Amortization of purchased intangible assets, after-tax	(5)	(6)	(6)	(8)	(8)	(8)	(8)	(17)	(24)
(Loss) gain on disposition of operations, after-tax	-	-	-	-	(1)	1	-	-	-
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	(28)	-	(28)
Net income applicable to common shareholders	$ 483	$ 198	$ 222	$ 493	$ 437	$ 222	$ 538	$ 903	$ 1,197
Catastrophe losses	$ 481	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 2,269	$ 1,361
Operating ratios									
Claims and claims expense ("loss") ratio	70.6	75.5	73.6	67.6	68.7	74.0	67.2	73.2	70.0
Expense ratio	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.0	25.8
Combined ratio	95.5	100.8	98.4	92.0	93.6	100.1	93.7	98.2	95.8
Loss ratio	70.6	75.5	73.6	67.6	68.7	74.0	67.2	73.2	70.0
Less: effect of catastrophe losses	6.1	12.3	10.7	4.7	3.5	10.6	4.0	9.7	6.0
effect of prior year non-catastrophe reserve reestimates	1.3	(0.2)	0.4	(0.2)	0.6	0.2	0.6	0.4	0.5
Underlying loss ratio *	63.2	63.4	62.5	63.1	64.6	63.2	62.6	63.1	63.5
Expense ratio	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.0	25.8
Less: effect of amortization of purchased intangible assets	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.8	25.2	24.7	24.3	24.7	25.9	26.4	24.9	25.6
Underlying combined ratio *	88.0	88.6	87.2	87.4	89.3	89.1	89.0	88.0	89.1
Effect of catastrophe losses on combined ratio	6.1	12.3	10.7	4.7	3.5	10.6	4.0	9.7	6.0
Effect of prior year non-catastrophe reserve reestimates	1.3	(0.2)	0.4	(0.2)	0.6	0.2	0.6	0.4	0.5
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.2
Combined ratio	95.5	100.8	98.4	92.0	93.6	100.1	93.7	98.2	95.8
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of Discontinued Lines and Coverages on combined ratio	1.3	-	-	-	0.7	-	-	0.4	0.2

11

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Property-Liability Underwriting Summary									
Allstate Protection	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 518	$ 1,001
Discontinued Lines and Coverages	(100)	(2)	(2)	(2)	(49)	(2)	(2)	(104)	(53)
Underwriting income (loss)	$ 355	$ (66)	$ 125	$ 611	$ 491	$ (10)	$ 467	$ 414	$ 948
Allstate Protection Underwriting Summary									
Premiums written	$ 8,309	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 23,875	$ 23,320
Premiums earned	$ 7,869	$ 7,814	$ 7,723	$ 7,684	$ 7,650	$ 7,549	$ 7,426	$ 23,406	$ 22,625
Claims and claims expense	(5,454)	(5,899)	(5,683)	(5,197)	(5,207)	(5,585)	(4,992)	(17,036)	(15,784)
Amortization of deferred policy acquisition costs	(1,068)	(1,057)	(1,056)	(1,052)	(1,029)	(1,021)	(1,000)	(3,181)	(3,050)
Operating costs and expenses	(887)	(912)	(852)	(812)	(866)	(934)	(961)	(2,651)	(2,761)
Restructuring and related charges	(5)	(10)	(5)	(10)	(8)	(17)	(4)	(20)	(29)
Underwriting income (loss)	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 518	$ 1,001
Catastrophe losses	$ 481	$ 961	$ 827	$ 358	$ 270	$ 797	$ 294	$ 2,269	$ 1,361
Operating ratios									
Loss ratio	69.3	75.5	73.6	67.6	68.0	74.0	67.2	72.8	69.8
Expense ratio	24.9	25.3	24.8	24.4	24.9	26.1	26.5	25.0	25.8
Combined ratio	94.2	100.8	98.4	92.0	92.9	100.1	93.7	97.8	95.6
Effect of catastrophe losses on combined ratio	6.1	12.3	10.7	4.7	3.5	10.6	4.0	9.7	6.0
Effect of restructuring and related charges on combined ratio	0.1	0.1	0.1	0.1	0.1	0.2	0.1	0.1	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.1	0.1	0.1	0.1	0.2	0.2	0.1	0.1	0.2
Discontinued Lines and Coverages Underwriting Summary									
Premiums written	$ 2	$ -	$ -	$ -	$ -	$ -	$ -	$ 2	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense [(1)]	(99)	(2)	(1)	(2)	(48)	(2)	(1)	(102)	(51)
Operating costs and expenses	(1)	-	(1)	-	(1)	-	(1)	(2)	(2)
Underwriting loss	$ (100)	$ (2)	$ (2)	$ (2)	$ (49)	$ (2)	$ (2)	$ (104)	$ (53)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	1.3	-	0.1	-	0.7	-	-	0.4	0.2
Allstate Protection Underwriting Income (Loss) by Brand									
Allstate brand	$ 493	$ (10)	$ 171	$ 629	$ 571	$ 86	$ 526	$ 654	$ 1,183
Esurance brand	(41)	(37)	(25)	(28)	(26)	(41)	(69)	(103)	(136)
Encompass brand	5	(15)	(18)	14	(4)	(50)	14	(28)	(40)
Answer Financial	(2)	(2)	(1)	(2)	(1)	(3)	(2)	(5)	(6)
Underwriting income (loss)	$ 455	$ (64)	$ 127	$ 613	$ 540	$ (8)	$ 469	$ 518	$ 1,001

(1) Includes unfavorable reestimates of $96 million and $44 million from our annual Discontinued Lines and Coverages reserve review performed in the third quarter of 2016 and 2015, respectively.

12

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Allstate brand [(1)]									
Auto [(2)]	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 14,453	$ 13,869
Homeowners [(3)]	1,869	1,831	1,392	1,634	1,879	1,819	1,379	5,092	5,077
Other personal lines	447	428	353	376	429	424	357	1,228	1,210
Commercial lines	123	135	126	126	124	138	128	384	390
Other business lines	185	183	183	168	205	199	184	551	588
	7,564	7,344	6,800	6,880	7,383	7,168	6,583	21,708	21,134
Esurance brand									
Auto	428	376	439	368	411	363	434	1,243	1,208
Homeowners	16	14	11	9	9	7	5	41	21
Other personal lines	2	2	2	1	3	1	2	6	6
	446	392	452	378	423	371	441	1,290	1,235
Encompass brand									
Auto	153	162	138	152	169	173	147	453	489
Homeowners	121	126	104	116	134	136	111	351	381
Other personal lines	25	27	21	25	28	29	24	73	81
	299	315	263	293	331	338	282	877	951
Allstate Protection	8,309	8,051	7,515	7,551	8,137	7,877	7,306	23,875	23,320
Discontinued Lines and Coverages [(4)]	2	-	-	-	-	-	-	2	-
Property-Liability	$ 8,311	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 23,877	$ 23,320
Allstate Protection									
Auto	$ 5,521	$ 5,305	$ 5,323	$ 5,096	$ 5,326	$ 5,124	$ 5,116	$ 16,149	$ 15,566
Homeowners	2,006	1,971	1,507	1,759	2,022	1,962	1,495	5,484	5,479
Other personal lines	474	457	376	402	460	454	383	1,307	1,297
Commercial lines	123	135	126	126	124	138	128	384	390
Other business lines	185	183	183	168	205	199	184	551	588
	$ 8,309	$ 8,051	$ 7,515	$ 7,551	$ 8,137	$ 7,877	$ 7,306	$ 23,875	$ 23,320
[(1)] **Canada premiums included in Allstate brand**									
Auto	$ 220	$ 234	$ 164	$ 183	$ 215	$ 235	$ 173	$ 618	$ 623
Homeowners	64	64	41	50	60	63	41	169	164
Other personal lines	16	16	10	12	15	15	11	42	41
	$ 300	$ 314	$ 215	$ 245	$ 290	$ 313	$ 225	$ 829	$ 828

(2) Fluctuation in the Canadian exchange rate had no impact to auto premiums written growth rate in third quarter of 2016 and reduced premiums written growth rate by 0.2 points in the first nine months of 2016.

(3) Fluctuation in the Canadian exchange rate had no impact to homeowner premiums written growth rate in third quarter of 2016 and reduced premiums written growth rate by 0.1 points in the first nine months of 2016.

(4) Represents retrospective reinsurance premium recognized when billed.

13

14 Number of Location Number of Location Number of Location locations (5) Total brand (%) (6) specific (%) (7) locations Total brand (%) (6) specific (%) (7) locations Total brand (%) (6) specific (%) (7) Allstate brand Auto (2)(3) 25 1.0 7.1 35 3.2 6.2 25 1.7 7.3 Homeowners (4) 10 0.2 4.6 11 0.8 4.9 15 (0.4) (8) (2.3) Esurance brand Auto 9 0.4 2.3 15 1.3 5.6 6 0.3 2.7 Encompass brand Auto 9 1.6 8.8 10 4.1 9.5 4 1.6 14.3 Homeowners 5 1.4 9.2 6 1.7 8.1 5 1.4 11.6 Number of Location Number of Location Number of Location locations Total brand (%) (6) specific (%) (7) locations Total brand (%) (6) specific (%) (7) locations Total brand (%) (6) specific (%) (7) Allstate brand Auto (2)(3) 34 1.9 5.5 23 1.6 5.1 34 1.5 3.6 Homeowners (4) 16 1.5 6.1 6 0.4 6.4 9 0.7 3.5 Esurance brand Auto 18 3.0 6.7 13 1.3 5.1 13 1.5 5.9 Encompass brand Auto 9 2.0 5.7 8 1.3 7.6 16 4.8 8.5 Homeowners 5 1.7 7.4 8 1.2 5.9 15 3.2 8.8 (1) (2) (3) (4) (5) (6) (7) (8) Includes the impact of a rate decrease in California in first quarter 2016. Excluding California, Allstate brand homeowners total brand and location specific rate changes were 1.6% and 5.2% for the nine months ended September 30, 2016, respectively. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. September 30, 2015 June 30, 2015 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending September 30, 2016 are estimated to total $232 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.5%, 3.4%, 1.4%, 1.8%, 1.5% and 1.1% for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.6%, 0.5%, 0.7%, 0.5%, 0.5% and 0.4% for the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 1 Canadian province. Esurance brand homeowners operates in 30 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 40 states and the District of Columbia. Allstate brand auto rate changes were 7.8%, 8.4% and 6.7% for the trailing twelve months ended September 30, 2016, June 30, 2016 and March 31, 2016, respectively. March 31, 2016 December 31, 2015 Three months ended Three months ended Three months ended June 30, 2016September 30, 2016 (1) Three months ended Three months ended THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended

15 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2015 2015 2015 2015 Policies in Force (in thousands) (1) Allstate Brand Auto (2) 19,852 20,061 20,145 20,326 20,367 20,258 20,036 Homeowners (3) 6,109 6,135 6,152 6,174 6,163 6,141 6,114 Landlord 720 726 732 737 736 737 738 Renter 1,557 1,554 1,556 1,555 1,550 1,518 1,494 Condominium 665 667 667 668 665 662 658 Other 1,260 1,256 1,253 1,259 1,257 1,253 1,245 Other personal lines 4,202 4,203 4,208 4,219 4,208 4,170 4,135 Commercial lines 296 308 318 324 328 330 326 Other business lines 797 824 856 894 920 937 941 Excess and surplus 22 23 24 25 26 26 27 Total 31,278 31,554 31,703 31,962 32,012 31,862 31,579 Esurance Brand Auto 1,395 1,409 1,428 1,415 1,433 1,458 1,470 Homeowners 52 44 37 32 26 20 15 Other personal lines 47 47 46 44 44 44 42 Total 1,494 1,500 1,511 1,491 1,503 1,522 1,527 Encompass Brand Auto 649 676 701 723 746 767 778 Homeowners 305 318 329 338 347 355 361 Other personal lines 101 105 108 111 114 118 120 Total 1,055 1,099 1,138 1,172 1,207 1,240 1,259 Total Policies in Force 33,827 34,153 34,352 34,625 34,722 34,624 34,365 Non-Proprietary Premiums ($ in millions) Ivantage (4) $ 1,531 $ 1,528 $ 1,504 $ 1,490 $ 1,481 $ 1,461 $ 1,446 Answer Financial (5) 158 150 151 138 149 145 149 Agency Data Total Allstate agencies (6)(7) 12,200 12,200 12,100 12,300 12,100 12,000 Licensed sales professionals (7)(8) 23,600 23,800 24,000 24,400 24,000 23,500 Allstate independent agencies (7)(9) 2,200 2,200 2,100 2,100 2,200 2,000 (1) (2) (3) (4) (5) (6) (7) (8) (9) Rounded to the nearest hundred. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 450 and 880 engaged Allstate independent agencies (“AIAs”) as of September 30, 2016 and December 31, 2015, respectively. Engaged AIAs, as currently determined, include those that increase the number of policies in force from the prior year. Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended September 30, 2016 were $26.3 million. Represents non-proprietary premiums written for the period. Commissions earned for the three months ended September 30, 2016 were $19.3 million. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not meaningful. Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Allstate brand auto PIF decreased in 42 states, including 9 out of our largest 10 states, as of September 30, 2016 compared to September 30, 2015. Allstate brand homeowners PIF decreased in 32 states, including 7 out of our largest 10 states, as of September 30, 2016 compared to September 30, 2015.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written	$ 7,564	$ 7,344	$ 6,800	$ 6,880	$ 7,383	$ 7,168	$ 6,583	$ 21,708	$ 21,134
Net premiums earned									
Auto	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 14,205	$ 13,553
Homeowners	1,683	1,684	1,678	1,674	1,663	1,645	1,631	5,045	4,939
Other personal lines	399	397	393	395	396	395	391	1,189	1,182
Commercial lines	127	127	129	129	128	128	125	383	381
Other business lines	150	142	143	135	148	137	141	435	426
Total	7,152	7,095	7,010	6,971	6,932	6,829	6,720	21,257	20,481
Incurred losses									
Auto	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 10,763	$ 10,061
Homeowners	893	1,260	1,190	816	820	1,147	894	3,343	2,861
Other personal lines	236	256	261	216	241	259	244	753	744
Commercial lines	112	135	119	100	97	105	98	366	300
Other business lines	69	64	61	57	71	66	69	194	206
Total	4,920	5,349	5,150	4,684	4,684	5,008	4,480	15,419	14,172
Expenses									
Auto	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 3,405	$ 3,354
Homeowners	384	373	377	372	385	372	389	1,134	1,146
Other personal lines	113	106	103	101	109	105	105	322	319
Commercial lines	34	35	38	36	36	40	38	107	114
Other business lines	74	74	68	72	61	63	69	216	193
Total	1,739	1,756	1,689	1,658	1,677	1,735	1,714	5,184	5,126
Underwriting income (loss)									
Auto	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 37	$ 138
Homeowners	406	51	111	486	458	126	348	568	932
Other personal lines	50	35	29	78	46	31	42	114	119
Commercial lines	(19)	(43)	(28)	(7)	(5)	(17)	(11)	(90)	(33)
Other business lines	7	4	14	6	16	8	3	25	27
Total	493	(10)	171	629	571	86	526	654	1,183
Loss ratio	68.8	75.4	73.5	67.2	67.6	73.3	66.7	72.5	69.2
Expense ratio	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.0
Combined ratio	93.1	100.1	97.6	91.0	91.8	98.7	92.2	96.9	94.2
Loss ratio	68.8	75.4	73.5	67.2	67.6	73.3	66.7	72.5	69.2
Less: effect of catastrophe losses	6.2	12.9	11.2	4.9	3.6	10.7	4.1	10.0	6.1
effect of prior year non-catastrophe reserve reestimates	-	(0.3)	0.3	(0.1)	(0.1)	0.3	0.7	-	0.3
Underlying loss ratio	62.6	62.8	62.0	62.4	64.1	62.3	61.9	62.5	62.8
Expense ratio	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.0
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.3	24.7	24.1	23.8	24.2	25.4	25.5	24.4	25.0
Underlying combined ratio	86.9	87.5	86.1	86.2	88.3	87.7	87.4	86.9	87.8
Effect of catastrophe losses	6.2	12.9	11.2	4.9	3.6	10.7	4.1	10.0	6.1
Effect of prior year non-catastrophe reserve reestimates	-	(0.3)	0.3	(0.1)	(0.1)	0.3	0.7	-	0.3
Combined ratio	93.1	100.1	97.6	91.0	91.8	98.7	92.2	96.9	94.2
Effect of prior year reserve reestimates on combined ratio	-	-	0.2	(0.3)	(0.2)	0.4	0.7	0.1	0.3
Effect of advertising expenses on combined ratio	2.2	2.2	1.5	1.5	2.0	2.4	2.3	2.0	2.2

16

17 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2016 2016 2016 2015 2015 2015 2015 2016 2015 New Issued Applications (in thousands) (2) Auto 584 582 584 562 790 818 792 1,750 2,400 Homeowners 188 193 164 174 218 212 177 545 607 Average Premium - Gross Written ($) (3) Auto (4) 532 516 507 502 494 488 484 518 489 Homeowners (5) 1,181 1,171 1,174 1,163 1,158 1,150 1,148 1,176 1,152 Average Premium - Net Earned ($) (6) Auto 479 471 461 456 452 450 444 470 449 Homeowners 1,099 1,090 1,082 1,078 1,074 1,066 1,060 1,090 1,067 Renewal Ratio (%) (7) Auto 87.5 88.0 88.0 88.2 88.6 88.9 88.8 87.9 88.8 Homeowners 87.9 87.8 88.1 88.5 88.7 88.4 88.4 87.9 88.5 Auto Claim Frequency (8) (% change year-over-year) Bodily Injury Gross 0.3 2.8 1.1 3.9 6.4 6.8 6.8 1.4 6.6 Bodily Injury Paid (9) (19.6) 1.5 5.9 - 3.5 6.0 2.3 (4.0) 4.0 Property Damage Gross (10)(11) 3.9 5.6 2.1 7.5 8.9 6.9 2.1 3.8 5.9 Property Damage Paid 0.1 (0.1) 2.4 3.7 4.7 4.2 2.5 0.8 3.8 Auto Paid Claim Severity (12) (% change year-over-year) Bodily injury (9) 12.4 (2.3) (5.5) (7.0) (2.9) 0.6 3.9 0.7 0.5 Property damage 1.9 5.3 7.5 4.0 5.4 3.7 4.8 4.8 4.5 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (8) 5.2 (12.5) (7.7) 0.9 (1.9) 0.4 (7.9) (5.1) (3.1) Paid Claim frequency (8) 0.7 (14.3) (2.0) (2.1) (3.7) (0.9) (7.0) (5.4) (3.8) Paid Claim severity (0.5) 4.7 (2.7) 2.6 4.5 3.6 6.6 0.6 4.8 (1) (2) (3) (4) (5) (6) (7) (9) (10) (11) (12) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The rate of change in paid severity is the year over year percent increase or decrease in paid claim severity for the period. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. Decreases in bodily injury paid claim frequency and the related increase in severity reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes to require enhanced documentation of injuries and related medical treatments. As a result, fewer claims were opened and paid in third quarter 2016, but those that were paid had higher average payments. Normalizing for the process enhancements made to bodily injury claims in the quarter, bodily injury paid claim frequency and severity, consistently measured, would have been generally consistent with those observed during the first half of 2016. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. (8) THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Nine months endedThree months ended Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed on a policy, which in 2015 was either four or ten depending on the state. In 2016, all states allow ten automobiles on a policy. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Fluctuation in the Canadian exchange rate had no impact to auto premiums written growth rate in the third quarter of 2016 and reduced premiums written growth rate by 0.2 points in the first nine months of 2016. Fluctuation in the Canadian exchange rate had no impact to homeowner premiums written growth rate in third quarter of 2016 and reduced premiums written growth rate by 0.1 points in the first nine months of 2016.

18 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency 2.1% -3.2% -4.4% -4.1% -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% % Change in paid claim frequency (3) 4.5% 1.5% -0.9% -2.4% -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) Decreases in bodily injury paid claim frequency and the related increase in severity reflect payment mix and claim closure patterns that were impacted by changes in bodily injury claim processes to require enhanced documentation of injuries and related medical treatments. As a result, fewer claims were opened and paid in third quarter 2016, but those that were paid had higher average payments. Normalizing for the process enhancements made to bodily injury claims in the quarter, bodily injury paid claim frequency and severity, consistently measured, would have been generally consistent with those observed during the first half of 2016. The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY RATE 2011 2012 2013 2014 2015 2016 -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

19 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency (3)(4) 0.6% -4.4% -3.3% -3.1% -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% % Change in paid claim frequency 0.4% -2.9% -4.3% -2.4% -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY 2011 2012 2013 2014 2015 2016 -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013 2014 2015 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % change in gross claim frequency % change in paid claim frequency

20 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q3 2016 (% change in frequency rate year over year) % Change in gross claim frequency (2)(3)(4) -2.7% -1.3% 1.7% -0.9% -1.3% -5.2% -6.3% -1.8% -2.0% -2.9% 2.9% -6.7% 5.7% 1.4% -2.6% -2.6% 0.3% 0.5% 6.3% 4.7% % Change in gross claim frequency indexed to 1996 (3)(4)(5) 97.3% 96.0% 97.7% 96.8% 95.5% 90.6% 84.9% 83.3% 81.7% 79.3% 81.6% 76.1% 80.5% 81.6% 79.5% 77.4% 77.6% 78.0% 82.9% 86.8% % Change in paid claim frequency (2) -2.1% -1.5% 2.9% -2.7% 0.3% -1.8% -3.2% -2.6% -2.6% -2.4% 0.8% -3.6% 6.1% 0.7% -2.3% -3.1% 0.1% 1.3% 3.8% 0.6% % Change in paid claim frequency indexed to 1996 (5) 97.9% 96.4% 99.2% 96.5% 96.8% 95.1% 92.1% 89.7% 87.3% 85.2% 85.9% 82.8% 87.9% 88.5% 86.5% 83.8% 83.9% 84.9% 88.2% 88.7% (1) Frequency statistics exclude counts associated with catastrophe events. (2) (3) (4) (5) The percent change in gross or paid claim frequency indexed to 1996 equals the current year percent change plus 100%, times the prior year indexed amount beginning with 100% in 1996 rounded. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY AND INDEXED TO 1996 The paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. The gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. In the third quarter of 2015, a decision to more completely capture information on claims involving a vehicle collision with non-vehicle property gave rise to an increase in the number of counted claims, however, experience indicates that for these types of claims, payments are not always required to be made. Accordingly, claims closed without payment also increased. This change, resulted in a steady increase in notice counts as the change was more broadly adopted. Quarterly increases (decreases) in property damage gross claim frequency consistently measured were 3.0%, (0.8)%, 5.5% and 7.4% in the three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015, respectively. Auto underwriting results for 2016 and 2015 were not impacted. With the increase in auto frequency experienced in recent quarters, claim handling processes were modified to more completely identify instances of liability at first notice of loss. Changes in property damage claim opening practices can impact gross claim frequency comparisons to prior year. This resulted in an increase in the number of counted claims as well as an increase in claims closed without payment, as in many instances, we were ultimately not required to provide indemnification. 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q3 2016 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % Change in gross claim frequency indexed to 1996 % Change in paid claim frequency indexed to 1996

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written	$ 446	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 1,290	$ 1,235
Net premiums earned									
Auto	$ 405	$ 403	$ 394	$ 391	$ 392	$ 397	$ 382	$ 1,202	$ 1,171
Homeowners	11	10	8	7	5	4	3	29	12
Other personal lines	2	2	2	2	2	1	2	6	5
Total	418	415	404	400	399	402	387	1,237	1,188
Incurred losses									
Auto	$ 313	$ 308	$ 289	$ 294	$ 285	$ 300	$ 297	$ 910	$ 882
Homeowners	11	10	4	4	4	3	1	25	8
Other personal lines	2	1	1	1	1	1	1	4	3
Total	326	319	294	299	290	304	299	939	893
Expenses									
Auto	$ 111	$ 107	$ 123	$ 119	$ 125	$ 132	$ 155	$ 341	$ 412
Homeowners	22	25	11	9	10	7	-	58	17
Other personal lines	-	1	1	1	-	-	2	2	2
Total	133	133	135	129	135	139	157	401	431
Underwriting income (loss)									
Auto	$ (19)	$ (12)	$ (18)	$ (22)	$ (18)	$ (35)	$ (70)	$ (49)	$ (123)
Homeowners	(22)	(25)	(7)	(6)	(9)	(6)	2	(54)	(13)
Other personal lines	-	-	-	-	1	-	(1)	-	-
Total	(41)	(37)	(25)	(28)	(26)	(41)	(69)	(103)	(136)
Loss ratio	78.0	76.9	72.8	74.8	72.7	75.6	77.2	75.9	75.1
Expense ratio [(1)]	31.8	32.0	33.4	32.2	33.8	34.6	40.6	32.4	36.3
Combined ratio	109.8	108.9	106.2	107.0	106.5	110.2	117.8	108.3	111.4
Loss ratio	78.0	76.9	72.8	74.8	72.7	75.6	77.2	75.9	75.1
Less: effect of catastrophe losses	3.3	3.4	0.7	0.8	0.8	2.0	-	2.5	0.9
effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.0)	(1.0)	(1.3)	(1.6)	(0.7)	(1.0)	(1.0)	(1.1)
Underlying loss ratio	75.7	74.5	73.1	75.3	73.5	74.3	78.2	74.4	75.3
Expense ratio	31.8	32.0	33.4	32.2	33.8	34.6	40.6	32.4	36.3
Less: effect of amortization of purchased intangible assets	1.5	1.7	1.5	2.2	2.0	2.2	2.3	1.5	2.2
Expense ratio, excluding the effect of amortization of purchased intangible assets	30.3	30.3	31.9	30.0	31.8	32.4	38.3	30.9	34.1
Underlying combined ratio	106.0	104.8	105.0	105.3	105.3	106.7	116.5	105.3	109.4
Effect of catastrophe losses	3.3	3.4	0.7	0.8	0.8	2.0	-	2.5	0.9
Effect of prior year non-catastrophe reserve reestimates	(1.0)	(1.0)	(1.0)	(1.3)	(1.6)	(0.7)	(1.0)	(1.0)	(1.1)
Effect of amortization of purchased intangible assets	1.5	1.7	1.5	2.2	2.0	2.2	2.3	1.5	2.2
Combined ratio	109.8	108.9	106.2	107.0	106.5	110.2	117.8	108.3	111.4
Effect of prior year reserve reestimates on combined ratio	(1.0)	(1.0)	(1.0)	(1.3)	(1.3)	(0.7)	(1.0)	(1.0)	(1.0)
Effect of advertising expenses on combined ratio	11.7	12.2	11.6	9.8	11.0	12.4	17.3	11.9	13.6
Policies in Force (in thousands)									
Auto	1,395	1,409	1,428	1,415	1,433	1,458	1,470	1,395	1,433
Homeowners	52	44	37	32	26	20	15	52	26
Other personal lines	47	47	46	44	44	44	42	47	44
	1,494	1,500	1,511	1,491	1,503	1,522	1,527	1,494	1,503
New Issued Applications (in thousands)									
Auto	151	141	168	139	145	148	195	460	488
Homeowners	10	11	7	7	8	7	6	28	21
Other personal lines	9	8	10	7	9	10	12	27	31
	170	160	185	153	162	165	213	515	540
Average Premium - Gross Written ($)									
Auto	546	538	547	526	513	506	520	544	514
Homeowners	872	855	891	821	838	814	849	877	836
Renewal Ratio (%)									
Auto	78.9	80.0	79.6	78.8	78.7	80.4	79.9	79.5	79.6

(1) Esurance continued to invest in expansion initiatives, including costs incurred to expand beyond our initial 30 states at acquisition, adding new products such as homeowners, motorcycle, and usage based insurance and expanding into the Canadian market. The related expenses contributed approximately 5.4 points in the third quarter of 2016 compared to 3.8 points to the total expense ratio in the third quarter of 2015, and 5.1 points in the first nine months of 2016 compared to 4.2 points in the first nine months of 2015.

21

22 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 299 $ 315 $ 263 $ 293 $ 331 $ 338 $ 282 $ 877 $ 951 Net premiums earned Auto $ 155 $ 158 $ 159 $ 162 $ 165 $ 165 $ 165 $ 472 $ 495 Homeowners 119 121 124 124 127 126 127 364 380 Other personal lines 25 25 26 27 27 27 27 76 81 Total 299 304 309 313 319 318 319 912 956 Incurred losses Auto $ 117 $ 130 $ 123 $ 126 $ 135 $ 129 $ 116 $ 370 $ 380 Homeowners 74 85 85 61 75 117 74 244 266 Other personal lines 17 16 31 27 23 27 23 64 73 Total 208 231 239 214 233 273 213 678 719 Expenses Auto $ 44 $ 45 $ 45 $ 44 $ 46 $ 50 $ 47 $ 134 $ 143 Homeowners 34 36 36 34 36 38 37 106 111 Other personal lines 8 7 7 7 8 7 8 22 23 Total 86 88 88 85 90 95 92 262 277 Underwriting income (loss) Auto $ (6) $ (17) $ (9) $ (8) $ (16) $ (14) $ 2 $ (32) $ (28) Homeowners 11 - 3 29 16 (29) 16 14 3 Other personal lines - 2 (12) (7) (4) (7) (4) (10) (15) Total 5 (15) (18) 14 (4) (50) 14 (28) (40) Loss ratio 69.6 76.0 77.3 68.4 73.1 85.8 66.8 74.4 75.2 Expense ratio 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.0 Combined ratio 98.3 104.9 105.8 95.5 101.3 115.7 95.6 103.1 104.2 Loss ratio 69.6 76.0 77.3 68.4 73.1 85.8 66.8 74.4 75.2 Less: effect of catastrophe losses 9.0 11.2 13.3 4.8 5.3 18.6 6.3 11.2 10.0 effect of prior year non-catastrophe reserve reestimates - 0.9 4.2 (1.6) 5.1 0.6 (1.3) 1.8 1.5 Underlying loss ratio 60.6 63.9 59.8 65.2 62.7 66.6 61.8 61.4 63.7 Expense ratio 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.0 Less: effect of amortization of purchased intangible assets - - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 28.7 28.9 28.5 27.1 28.2 29.9 28.8 28.7 29.0 Underlying combined ratio 89.3 92.8 88.3 92.3 90.9 96.5 90.6 90.1 92.7 Effect of catastrophe losses 9.0 11.2 13.3 4.8 5.3 18.6 6.3 11.2 10.0 Effect of prior year non-catastrophe reserve reestimates - 0.9 4.2 (1.6) 5.1 0.6 (1.3) 1.8 1.5 Combined ratio 98.3 104.9 105.8 95.5 101.3 115.7 95.6 103.1 104.2 Effect of prior year reserve reestimates on combined ratio 0.3 0.3 4.5 (1.9) 5.4 0.9 (2.2) 1.8 1.4 Effect of advertising expenses on combined ratio - 0.3 - - 0.3 0.6 0.6 0.1 0.5 Policies in Force (in thousands) Auto 649 676 701 723 746 767 778 649 746 Homeowners 305 318 329 338 347 355 361 305 347 Other personal lines 101 105 108 111 114 118 120 101 114 1,055 1,099 1,138 1,172 1,207 1,240 1,259 1,055 1,207 New Issued Applications (in thousands) Auto 13 15 15 16 20 23 23 43 66 Homeowners 9 9 9 10 12 14 12 27 38 Average Premium - Gross Written ($) Auto 1,022 988 981 981 963 925 913 997 934 Homeowners 1,659 1,629 1,618 1,587 1,583 1,532 1,519 1,636 1,546 Renewal Ratio (%) Auto 73.1 75.5 76.1 76.1 76.7 78.0 78.5 74.9 77.7 Homeowners 77.9 79.9 81.5 81.3 82.5 83.2 83.2 79.7 82.9 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written									
Allstate brand	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 14,453	$ 13,869
Esurance brand	428	376	439	368	411	363	434	1,243	1,208
Encompass brand	153	162	138	152	169	173	147	453	489
	5,521	5,305	5,323	5,096	5,326	5,124	5,116	16,149	15,566
Net premiums earned									
Allstate brand	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 14,205	$ 13,553
Esurance brand	405	403	394	391	392	397	382	1,202	1,171
Encompass brand	155	158	159	162	165	165	165	472	495
	5,353	5,306	5,220	5,191	5,154	5,086	4,979	15,879	15,219
Incurred losses									
Allstate brand	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 10,763	$ 10,061
Esurance brand	313	308	289	294	285	300	297	910	882
Encompass brand	117	130	123	126	135	129	116	370	380
	4,040	4,072	3,931	3,915	3,875	3,860	3,588	12,043	11,323
Expenses									
Allstate brand	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 3,405	$ 3,354
Esurance brand	111	107	123	119	125	132	155	341	412
Encompass brand	44	45	45	44	46	50	47	134	143
	1,289	1,320	1,271	1,240	1,257	1,337	1,315	3,880	3,909
Underwriting income (loss)									
Allstate brand	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 37	$ 138
Esurance brand	(19)	(12)	(18)	(22)	(18)	(35)	(70)	(49)	(123)
Encompass brand	(6)	(17)	(9)	(8)	(16)	(14)	2	(32)	(28)
	24	(86)	18	36	22	(111)	76	(44)	(13)
Loss ratio									
Allstate brand	75.3	76.6	75.4	75.4	75.2	75.9	71.7	75.8	74.2
Esurance brand	77.3	76.4	73.4	75.2	72.7	75.6	77.7	75.7	75.3
Encompass brand	75.5	82.3	77.4	77.8	81.8	78.2	70.3	78.4	76.8
Allstate Protection	75.5	76.7	75.3	75.4	75.2	75.9	72.1	75.9	74.4
Expense ratio									
Allstate brand	23.7	24.6	23.6	23.2	23.6	25.5	25.1	23.9	24.8
Esurance brand	27.4	26.6	31.2	30.4	31.9	33.2	40.6	28.4	35.2
Encompass brand	28.4	28.5	28.3	27.1	27.9	30.3	28.5	28.4	28.9
Allstate Protection	24.1	24.9	24.4	23.9	24.4	26.3	26.4	24.4	25.7
Combined ratio									
Allstate brand	99.0	101.2	99.0	98.6	98.8	101.4	96.8	99.7	99.0
Esurance brand	104.7	103.0	104.6	105.6	104.6	108.8	118.3	104.1	110.5
Encompass brand	103.9	110.8	105.7	104.9	109.7	108.5	98.8	106.8	105.7
Allstate Protection	99.6	101.6	99.7	99.3	99.6	102.2	98.5	100.3	100.1
Effect of catastrophe losses on combined ratio									
Allstate brand	3.1	4.1	2.9	1.1	0.5	3.2	0.3	3.4	1.3
Esurance brand	2.2	2.2	0.5	0.5	0.5	1.8	-	1.7	0.8
Encompass brand	3.3	1.9	1.3	0.6	0.6	3.0	-	2.1	1.2
Allstate Protection	3.1	3.9	2.7	1.0	0.5	3.1	0.3	3.2	1.3
Effect of prior year reserve reestimates on combined ratio									
Allstate brand	(0.1)	(0.8)	0.1	(0.3)	0.1	0.4	0.8	(0.2)	0.4
Esurance brand	(1.0)	(1.0)	(1.0)	(1.3)	(1.3)	(0.8)	(1.0)	(1.0)	(1.0)
Encompass brand	(1.3)	3.2	1.3	(0.6)	7.9	(1.2)	(4.8)	1.1	0.6
Allstate Protection	(0.2)	(0.7)	0.1	(0.4)	0.3	0.2	0.5	(0.3)	0.3
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio									
Allstate brand	(0.1)	(0.1)	(0.1)	(0.2)	(0.1)	-	(0.1)	-	(0.1)
Esurance brand	-	-	-	-	0.2	-	-	-	0.1
Encompass brand	-	(0.6)	-	-	-	-	(0.6)	(0.2)	(0.3)
Allstate Protection	(0.1)	(0.1)	(0.1)	(0.2)	-	(0.1)	-	(0.1)	-
Effect of amortization of purchased intangible assets on combined ratio									
Esurance brand	1.5	1.8	1.5	2.3	2.0	2.3	2.3	1.6	2.2
Allstate Protection	0.1	0.1	0.1	0.2	0.2	0.1	0.2	0.2	0.2

23

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written									
Allstate brand	$ 1,869	$ 1,831	$ 1,392	$ 1,634	$ 1,879	$ 1,819	$ 1,379	$ 5,092	$ 5,077
Esurance brand	16	14	11	9	9	7	5	41	21
Encompass brand	121	126	104	116	134	136	111	351	381
	2,006	1,971	1,507	1,759	2,022	1,962	1,495	5,484	5,479
Net premiums earned									
Allstate brand	$ 1,683	$ 1,684	$ 1,678	$ 1,674	$ 1,663	$ 1,645	$ 1,631	$ 5,045	$ 4,939
Esurance brand	11	10	8	7	5	4	3	29	12
Encompass brand	119	121	124	124	127	126	127	364	380
	1,813	1,815	1,810	1,805	1,795	1,775	1,761	5,438	5,331
Incurred losses									
Allstate brand	$ 893	$ 1,260	$ 1,190	$ 816	$ 820	$ 1,147	$ 894	$ 3,343	$ 2,861
Esurance brand	11	10	4	4	4	3	1	25	8
Encompass brand	74	85	85	61	75	117	74	244	266
	978	1,355	1,279	881	899	1,267	969	3,612	3,135
Expenses									
Allstate brand	$ 384	$ 373	$ 377	$ 372	$ 385	$ 372	$ 389	$ 1,134	$ 1,146
Esurance brand	22	25	11	9	10	7	-	58	17
Encompass brand	34	36	36	34	36	38	37	106	111
	440	434	424	415	431	417	426	1,298	1,274
Underwriting income (loss)									
Allstate brand	$ 406	$ 51	$ 111	$ 486	$ 458	$ 126	$ 348	$ 568	$ 932
Esurance brand	(22)	(25)	(7)	(6)	(9)	(6)	2	(54)	(13)
Encompass brand	11	-	3	29	16	(29)	16	14	3
	395	26	107	509	465	91	366	528	922
Loss ratio									
Allstate brand	53.1	74.8	70.9	48.8	49.3	69.7	54.8	66.2	57.9
Esurance brand	100.0	100.0	50.0	57.1	80.0	75.0	33.3	86.2	66.7
Encompass brand	62.2	70.2	68.6	49.2	59.1	92.8	58.3	67.1	70.0
Allstate Protection	53.9	74.7	70.7	48.8	50.1	71.4	55.0	66.4	58.8
Expense ratio									
Allstate brand	22.8	22.2	22.5	22.2	23.2	22.6	23.9	22.5	23.2
Esurance brand	200.0	250.0	137.5	128.6	200.0	175.0	-	200.0	141.6
Encompass brand	28.6	29.8	29.0	27.4	28.3	30.2	29.1	29.1	29.2
Allstate Protection	24.3	23.9	23.4	23.0	24.0	23.5	24.2	23.9	23.9
Combined ratio									
Allstate brand	75.9	97.0	93.4	71.0	72.5	92.3	78.7	88.7	81.1
Esurance brand	300.0	350.0	187.5	185.7	280.0	250.0	33.3	286.2	208.3
Encompass brand	90.8	100.0	97.6	76.6	87.4	123.0	87.4	96.2	99.2
Allstate Protection	78.2	98.6	94.1	71.8	74.1	94.9	79.2	90.3	82.7
Effect of catastrophe losses on combined ratio									
Allstate brand	15.4	38.3	34.2	15.0	12.4	32.1	13.9	29.3	19.5
Esurance brand	45.5	50.0	12.5	14.3	20.0	25.0	-	37.9	16.6
Encompass brand	17.6	24.0	30.7	9.7	11.8	41.3	14.2	24.2	22.4
Allstate Protection	15.7	37.4	33.9	14.6	12.4	32.7	13.9	29.0	19.7
Effect of prior year reserve reestimates on combined ratio									
Allstate brand	(0.3)	1.1	(0.5)	(0.5)	(0.9)	-	0.2	0.1	(0.2)
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	1.7	-	0.8	(4.9)	-	2.3	(1.6)	0.8	0.2
Allstate Protection	(0.2)	1.0	(0.4)	(0.8)	(0.8)	0.2	0.1	0.1	(0.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio									
Allstate brand	0.3	1.0	(0.3)	(0.5)	(0.1)	0.5	(0.1)	0.4	0.2
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	0.8	(0.8)	1.6	(0.8)	1.6	-	(1.6)	0.5	-
Allstate Protection	0.3	0.8	(0.2)	(0.5)	0.1	0.4	(0.1)	0.3	0.1

24

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES [1]

($ in millions)	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written									
Allstate brand	$ 447	$ 428	$ 353	$ 376	$ 429	$ 424	$ 357	$ 1,228	$ 1,210
Esurance brand	2	2	2	1	3	1	2	6	6
Encompass brand	25	27	21	25	28	29	24	73	81
	474	457	376	402	460	454	383	1,307	1,297
Net premiums earned									
Allstate brand	$ 399	$ 397	$ 393	$ 395	$ 396	$ 395	$ 391	$ 1,189	$ 1,182
Esurance brand	2	2	2	2	2	1	2	6	5
Encompass brand	25	25	26	27	27	27	27	76	81
	426	424	421	424	425	423	420	1,271	1,268
Incurred losses									
Allstate brand	$ 236	$ 256	$ 261	$ 216	$ 241	$ 259	$ 244	$ 753	$ 744
Esurance brand	2	1	1	1	1	1	1	4	3
Encompass brand	17	16	31	27	23	27	23	64	73
	255	273	293	244	265	287	268	821	820
Expenses									
Allstate brand	$ 113	$ 106	$ 103	$ 101	$ 109	$ 105	$ 105	$ 322	$ 319
Esurance brand	-	1	1	1	-	-	2	2	2
Encompass brand	8	7	7	7	8	7	8	22	23
	121	114	111	109	117	112	115	346	344
Underwriting income (loss)									
Allstate brand	$ 50	$ 35	$ 29	$ 78	$ 46	$ 31	$ 42	$ 114	$ 119
Esurance brand	-	-	-	-	1	-	(1)	-	-
Encompass brand	-	2	(12)	(7)	(4)	(7)	(4)	(10)	(15)
	50	37	17	71	43	24	37	104	104
Loss ratio									
Allstate brand	59.2	64.5	66.4	54.7	60.9	65.6	62.4	63.3	62.9
Esurance brand	100.0	50.0	50.0	50.0	50.0	100.0	50.0	66.7	60.0
Encompass brand	68.0	64.0	119.3	100.0	85.2	100.0	85.2	84.2	90.1
Allstate Protection	59.9	64.4	69.6	57.6	62.4	67.8	63.8	64.6	64.7
Expense ratio									
Allstate brand	28.3	26.7	26.2	25.6	27.5	26.6	26.9	27.1	27.0
Esurance brand	-	50.0	50.0	50.0	-	-	100.0	33.3	40.0
Encompass brand	32.0	28.0	26.9	25.9	29.6	25.9	29.6	29.0	28.4
Allstate Protection	28.4	26.9	26.4	25.7	27.5	26.5	27.4	27.2	27.1
Combined ratio									
Allstate brand	87.5	91.2	92.6	80.3	88.4	92.2	89.3	90.4	89.9
Esurance brand	100.0	100.0	100.0	100.0	50.0	100.0	150.0	100.0	100.0
Encompass brand	100.0	92.0	146.2	125.9	114.8	125.9	114.8	113.2	118.5
Allstate Protection	88.3	91.3	96.0	83.3	89.9	94.3	91.2	91.8	91.8
Effect of catastrophe losses on combined ratio									
Allstate brand	6.0	15.6	16.0	8.4	4.5	11.9	7.4	12.5	8.0
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	4.0	8.0	3.8	7.4	3.7	7.4	7.4	5.3	6.2
Allstate Protection	5.9	15.1	15.2	8.3	4.5	11.6	7.4	12.0	7.8
Effect of prior year reserve reestimates on combined ratio									
Allstate brand	(0.8)	(1.7)	(1.5)	(0.3)	1.8	1.1	(0.5)	(1.3)	0.8
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	4.0	(16.0)	42.3	3.7	14.8	7.4	11.1	10.5	11.1
Allstate Protection	(0.5)	(2.6)	1.2	-	2.6	1.4	0.2	(0.6)	1.4
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio									
Allstate brand	(0.3)	-	-	(0.3)	-	-	(0.3)	(0.1)	-
Esurance brand	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	(3.9)	-	(3.7)	3.7	-	(1.3)	-
Allstate Protection	(0.3)	-	(0.3)	(0.2)	(0.2)	0.3	(0.3)	(0.1)	(0.1)

[1] Other personal lines include renter, condominium, landlord and other personal lines products.

25

26 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 123 $ 135 $ 126 $ 126 $ 124 $ 138 $ 128 $ 384 $ 390 Net premiums earned $ 127 $ 127 $ 129 $ 129 $ 128 $ 128 $ 125 $ 383 $ 381 Incurred losses $ 112 $ 135 $ 119 $ 100 $ 97 $ 105 $ 98 $ 366 $ 300 Expenses $ 34 $ 35 $ 38 $ 36 $ 36 $ 40 $ 38 $ 107 $ 114 Underwriting loss $ (19) $ (43) $ (28) $ (7) $ (5) $ (17) $ (11) $ (90) $ (33) Loss ratio 88.2 106.3 92.2 77.5 75.8 82.0 78.4 95.6 78.8 Expense ratio 26.8 27.6 29.5 27.9 28.1 31.3 30.4 27.9 29.9 Combined ratio 115.0 133.9 121.7 105.4 103.9 113.3 108.8 123.5 108.7 Effect of catastrophe losses on combined ratio 5.5 9.5 7.0 4.6 2.3 9.4 4.0 7.3 5.3 Effect of prior year reserve reestimates on combined ratio 10.3 18.1 15.5 - (9.3) 3.1 8.0 14.6 0.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - 0.8 2.4 0.8 - 2.3 0.8 1.0 1.0 (1) Commercial lines are all Allstate Brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Nine months endedThree months ended

27 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net premiums written $ 185 $ 183 $ 183 $ 168 $ 205 $ 199 $ 184 $ 551 $ 588 Net premiums earned $ 150 $ 142 $ 143 $ 135 $ 148 $ 137 $ 141 $ 435 $ 426 Incurred losses $ 69 $ 64 $ 61 $ 57 $ 71 $ 66 $ 69 $ 194 $ 206 Expenses $ 74 $ 74 $ 68 $ 72 $ 61 $ 63 $ 69 $ 216 $ 193 Underwriting income $ 7 $ 4 $ 14 $ 6 $ 16 $ 8 $ 3 $ 25 $ 27 Loss ratio 46.0 45.1 42.7 42.2 48.0 48.2 49.0 44.6 48.4 Expense ratio 49.3 52.1 47.5 53.4 41.2 46.0 48.9 49.7 45.3 Combined ratio 95.3 97.2 90.2 95.6 89.2 94.2 97.9 94.3 93.7 Effect of catastrophe losses on combined ratio - - - - - - - - - Effect of prior year reserve reestimates on combined ratio 2.0 - - - 0.7 0.7 - 0.7 0.5 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio - - - - - - - - - Effect of amortization of purchased intangible assets 0.6 0.7 0.7 0.8 0.7 0.8 0.7 0.7 0.7 (1) Other business lines include Allstate Roadside Services and Allstate Dealer Services. THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Nine months endedThree months ended

THE ALLSTATE CORPORATION
AUTO, HOMEOWNERS AND OTHER PERSONAL LINES UNDERLYING COMBINED RATIOS

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Auto									
Allstate brand underlying combined ratio	95.9	97.8	95.9	97.6	98.1	97.8	95.6	96.5	97.2
Effect of catastrophe losses on combined ratio	3.1	4.1	2.9	1.1	0.5	3.2	0.3	3.4	1.3
Effect of prior year non-catastrophe reserve reestimates on combined ratio	-	(0.7)	0.2	(0.1)	0.2	0.4	0.9	(0.2)	0.5
Allstate brand combined ratio	99.0	101.2	99.0	98.6	98.8	101.4	96.8	99.7	99.0
Esurance brand underlying combined ratio	102.0	100.0	103.6	104.1	103.6	105.5	117.0	101.8	108.6
Effect of catastrophe losses on combined ratio	2.2	2.2	0.5	0.5	0.5	1.8	-	1.7	0.8
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.0)	(1.0)	(1.0)	(1.3)	(1.5)	(0.8)	(1.0)	(1.0)	(1.1)
Effect of amortization of purchased intangible assets on combined ratio	1.5	1.8	1.5	2.3	2.0	2.3	2.3	1.6	2.2
Esurance brand combined ratio	104.7	103.0	104.6	105.6	104.6	108.8	118.3	104.1	110.5
Encompass brand underlying combined ratio	101.9	105.1	103.1	104.9	101.2	106.7	103.0	103.4	103.6
Effect of catastrophe losses on combined ratio	3.3	1.9	1.3	0.6	0.6	3.0	-	2.1	1.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.3)	3.8	1.3	(0.6)	7.9	(1.2)	(4.2)	1.3	0.9
Encompass brand combined ratio	103.9	110.8	105.7	104.9	109.7	108.5	98.8	106.8	105.7
Homeowners									
Allstate brand underlying combined ratio	61.1	58.6	59.4	56.0	60.9	60.7	64.5	59.7	62.0
Effect of catastrophe losses on combined ratio	15.4	38.3	34.2	15.0	12.4	32.1	13.9	29.3	19.5
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.6)	0.1	(0.2)	-	(0.8)	(0.5)	0.3	(0.3)	(0.4)
Allstate brand combined ratio	75.9	97.0	93.4	71.0	72.5	92.3	78.7	88.7	81.1
Encompass brand underlying combined ratio	72.3	75.2	67.7	71.0	77.2	79.4	73.2	71.7	76.6
Effect of catastrophe losses on combined ratio	17.6	24.0	30.7	9.7	11.8	41.3	14.2	24.2	22.4
Effect of prior year non-catastrophe reserve reestimates on combined ratio	0.9	0.8	(0.8)	(4.1)	(1.6)	2.3	-	0.3	0.2
Encompass brand combined ratio	90.8	100.0	97.6	76.6	87.4	123.0	87.4	96.2	99.2
Other Personal Lines									
Allstate brand underlying combined ratio	82.0	77.3	78.1	71.9	82.1	79.2	82.1	79.1	81.1
Effect of catastrophe losses on combined ratio	6.0	15.6	16.0	8.4	4.5	11.9	7.4	12.5	8.0
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.5)	(1.7)	(1.5)	-	1.8	1.1	(0.2)	(1.2)	0.8
Allstate brand combined ratio	87.5	91.2	92.6	80.3	88.4	92.2	89.3	90.4	89.9
Encompass brand underlying combined ratio	92.0	100.0	96.2	114.8	92.6	114.8	96.3	96.1	101.2
Effect of catastrophe losses on combined ratio	4.0	8.0	3.8	7.4	3.7	7.4	7.4	5.3	6.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	4.0	(16.0)	46.2	3.7	18.5	3.7	11.1	11.8	11.1
Encompass brand combined ratio	100.0	92.0	146.2	125.9	114.8	125.9	114.8	113.2	118.5

28

29 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2015 2015 2015 2015 Auto Annualized average premium (1) $ 966 $ 946 $ 927 $ 913 $ 903 $ 893 $ 885 Underlying combined ratios 95.9 97.8 95.9 97.6 98.1 97.8 95.6 Average underlying loss (incurred pure premium) and expense * $ 926 $ 925 $ 889 $ 891 $ 886 $ 874 $ 846 Homeowners Annualized average premium (1) $ 1,102 $ 1,098 $ 1,091 $ 1,085 $ 1,079 $ 1,071 $ 1,067 Underlying combined ratios 61.1 58.6 59.4 56.0 60.9 60.7 64.5 Average underlying loss (incurred pure premium) and expense $ 673 $ 643 $ 648 $ 607 $ 657 $ 650 $ 688 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Nine months ended September 30, 2016							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 77	$ 56	72.7%	$ 8	10.4%			
Other hurricane exposure states	2,915	2,027	69.5%	1,039	35.6%			
Total hurricane exposure states [2]	2,992	2,083	69.6%	1,047	35.0%		14	6.8%
Other catastrophe exposure states [4]	2,446	1,529	62.5%	529	21.6%		26	-1.9% [5]
Total	$ 5,438	$ 3,612	66.4%	$ 1,576	29.0%	75	40	2.3%

[1] **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

[2] Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

[3] Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

[4] Includes Canada.

[5] Includes the impact of a rate decrease in California for Allstate brand in first quarter 2016. Excluding California, the total state specific rate changes for Allstate brand were 4.1% for the nine months ended September 2016.

30

31 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2016 2016 2016 2015 2015 2015 2015 2016 2015 Allstate brand Auto $ 150 $ 195 $ 137 $ 50 $ 22 $ 143 $ 13 $ 482 $ 178 Homeowners 259 644 574 251 207 528 227 1,477 962 Other personal lines 24 62 63 33 18 47 29 149 94 Commercial lines 7 12 9 6 3 12 5 28 20 Other business lines - - - - - - - - - Total 440 913 783 340 250 730 274 2,136 1,254 Esurance brand Auto 9 9 2 2 2 7 - 20 9 Homeowners 5 5 1 1 1 1 - 11 2 Other personal lines - - - - - - - - - Total 14 14 3 3 3 8 - 31 11 Encompass brand Auto 5 3 2 1 1 5 - 10 6 Homeowners 21 29 38 12 15 52 18 88 85 Other personal lines 1 2 1 2 1 2 2 4 5 Total 27 34 41 15 17 59 20 102 96 Allstate Protection $ 481 $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 2,269 $ 1,361 Allstate Protection Auto $ 164 $ 207 $ 141 $ 53 $ 25 $ 155 $ 13 $ 512 $ 193 Homeowners 285 678 613 264 223 581 245 1,576 1,049 Other personal lines 25 64 64 35 19 49 31 153 99 Commercial lines 7 12 9 6 3 12 5 28 20 Other business lines - - - - - - - - - $ 481 $ 961 $ 827 $ 358 $ 270 $ 797 $ 294 $ 2,269 $ 1,361 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Nine months endedThree months ended

32 Premiums Total Total Effect on the earned catastrophe catastrophe Property-Liability Quarter 1 Quarter 2 Quarter 3 Quarter 4 Year year-to-date losses by year losses by year combined ratio 2007 2.4 6.3 5.0 7.0 5.2 $ 27,233 $ 1,409 $ 1,336 4.9 2008 8.4 10.3 26.8 3.9 12.4 26,967 3,342 1,876 7.0 2009 7.8 12.5 6.2 5.0 7.9 26,194 2,069 2,159 8.2 2010 10.0 9.8 5.9 8.3 8.5 25,957 2,207 2,272 8.8 2011 5.2 36.2 16.7 1.0 14.7 25,942 3,815 3,298 12.7 2012 3.9 12.3 3.1 15.7 8.8 26,737 2,345 1,324 5.0 2013 5.3 9.4 1.8 1.7 4.5 27,618 1,251 1,352 4.9 2014 6.3 13.0 7.1 1.3 6.9 28,929 1,993 2,000 6.9 2015 4.0 10.6 3.5 4.7 5.7 30,309 1,719 1,749 5.8 2016 10.7 12.3 6.1 9.7 23,406 2,269 2,254 9.6 Average 6.4 13.1 8.1 5.3 8.3 7.3 Effect of all catastrophe losses on the Property-Liability combined ratio catastrophe losses relating to Excludes the effect of THE ALLSTATE CORPORATION PROPERTY-LIABILITY EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO ($ in millions) earthquakes and hurricanes

33 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million - - % $ - - % - $ - $101 million to $250 million 1 2.9 105 21.8 1.4 105 $50 million to $100 million 1 2.9 97 20.2 1.2 97 Less than $50 million 33 94.2 290 60.3 3.7 9 Total 35 100.0% 492 102.3 6.3 14 Prior year reserve reestimates 3 0.6 - Prior quarter reserve reestimates (14) (2.9) (0.2) Total catastrophe losses $ 481 100.0% 6.1 Average Number Claims and Combined catastrophe Size of catastrophe of events claims expense ratio impact loss per event Greater than $250 million 2 2.7% $ 626 27.6% 2.7 $ 313 $101 million to $250 million 2 2.7 291 12.8 1.2 146 $50 million to $100 million 5 6.6 362 15.9 1.5 72 Less than $50 million 66 88.0 977 43.1 4.2 15 Total 75 100.0% 2,256 99.4 9.6 30 Prior year reserve reestimates 13 0.6 0.1 Total catastrophe losses $ 2,269 100.0% 9.7 Nine months ended September 30, 2016 THE ALLSTATE CORPORATION CATASTROPHE BY SIZE OF EVENT ($ in millions) Three months ended September 30, 2016

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Prior Year Reserve Reestimates [1]									
Auto	$ (10)	$ (36)	$ 5	$ (19)	$ 14	$ 11	$ 24	$ (41)	$ 49
Homeowners	(4)	19	(7)	(14)	(15)	4	1	8	(10)
Other personal lines	(2)	(11)	5	-	11	6	1	(8)	18
Commercial lines	13	23	20	-	(12)	4	10	56	2
Other business lines	3	-	-	-	1	1	-	3	2
Allstate Protection	-	(5)	23	(33)	(1)	26	36	18	61
Discontinued Lines and Coverages	99	2	1	2	48	2	1	102	51
Property-Liability	$ 99	$ (3)	$ 24	$ (31)	$ 47	$ 28	$ 37	$ 120	$ 112
Allstate brand [2]	$ 3	$ (2)	$ 13	$ (22)	$ (13)	$ 26	$ 47	$ 14	$ 60
Esurance brand [2]	(4)	(4)	(4)	(5)	(5)	(3)	(4)	(12)	(12)
Encompass brand [2]	1	1	14	(6)	17	3	(7)	16	13
Allstate Protection [2]	$ -	$ (5)	$ 23	$ (33)	$ (1)	$ 26	$ 36	$ 18	$ 61
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][3]									
Auto	(0.1)	(0.5)	-	(0.2)	0.2	0.2	0.3	(0.2)	0.2
Homeowners	(0.1)	0.3	(0.1)	(0.2)	(0.2)	-	-	-	-
Other personal lines	-	(0.1)	-	-	0.1	0.1	-	-	0.1
Commercial lines	0.2	0.3	0.3	-	(0.1)	-	0.2	0.3	-
Other business lines	-	-	-	-	-	-	-	-	-
Allstate Protection	-	-	0.2	(0.4)	-	0.3	0.5	0.1	0.3
Discontinued Lines and Coverages	1.3	-	0.1	-	0.6	-	-	0.4	0.2
Property-Liability	1.3	-	0.3	(0.4)	0.6	0.3	0.5	0.5	0.5
Allstate brand [2]	-	-	0.1	(0.3)	(0.2)	0.3	0.6	0.1	0.3
Esurance brand [2]	-	-	(0.1)	-	-	-	-	(0.1)	(0.1)
Encompass brand [2]	-	-	0.2	(0.1)	0.2	-	(0.1)	0.1	0.1
Allstate Protection [2]	-	-	0.2	(0.4)	-	0.3	0.5	0.1	0.3

[1] Favorable reserve reestimates are shown in parentheses.
[2] Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $2 million, $0 million, $1 million, $3 million and $(4) million, $1 million, $1 million and $(2) million, respectively, in the three months ended September 30, 2016 and 2015, respectively. Unfavorable (favorable) reserve reestimates included in catastrophe losses for Allstate brand, Esurance brand, Encompass brand and Allstate Protection totaled $13 million, $0 million, $0 million, $13 million and $1 million, $1 million, $(1) million and $1 million, respectively, in the nine months ended September 30, 2016 and 2015, respectively.
[3] Calculated using Property-Liability premiums earned for the respective period.

34

THE ALLSTATE CORPORATION
ASBESTOS AND ENVIRONMENTAL RESERVES
($ in millions)

	Three months ended			Twelve months ended December 31,				
	Sept. 30, 2016	June 30, 2016	March 31, 2016	2015	2014	2013	2012	2011
(net of reinsurance)								
Asbestos claims [(1)]								
Beginning reserves	$ 890	$ 907	$ 960	$ 1,014	$ 1,017	$ 1,026	$ 1,078	$ 1,100
Incurred claims and claims expense	67	-	-	39	87	74	26	26
Claims and claims expense paid	(21)	(17)	(53)	(93)	(90)	(83)	(78)	(48)
Ending reserves	$ 936	$ 890	$ 907	$ 960	$ 1,014	$ 1,017	$ 1,026	$ 1,078
Claims and claims expense paid as a percent of ending reserves	2.2%	1.9%	5.8%	9.7%	8.9%	8.2%	7.6%	4.5%
Environmental claims [(1)]								
Beginning reserves	$ 173	$ 177	$ 179	$ 203	$ 208	$ 193	$ 185	$ 201
Incurred claims and claims expense	23	-	-	1	15	30	22	-
Claims and claims expense paid	(6)	(4)	(2)	(25)	(20)	(15)	(14)	(16)
Ending reserves	$ 190	$ 173	$ 177	$ 179	$ 203	$ 208	$ 193	$ 185
Claims and claims expense paid as a percent of ending reserves	3.2%	2.3%	1.1%	14.0%	9.9%	7.2%	7.3%	8.6%

(1) The 3-year survival ratio for the combined environmental and asbestos claims was 9.2, 10.4, 12.2, 14.4 and 14.3 for annualized nine-months of 2016 and year-end 2015, 2014, 2013, and 2012, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

35

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES - AUTO, HOMEOWNERS, OTHER PERSONAL LINES AND COMMERCIAL LINES PROFITABILITY MEASURES [(1)]

($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written									
Auto	$ 4,940	$ 4,767	$ 4,746	$ 4,576	$ 4,746	$ 4,588	$ 4,535	$ 14,453	$ 13,869
Homeowners	1,869	1,831	1,392	1,634	1,879	1,819	1,379	5,092	5,077
Landlord	141	133	122	137	143	138	128	396	409
Renter	84	75	67	65	84	73	67	226	224
Condominium	70	67	53	58	64	63	51	190	178
Other	152	153	111	116	138	150	111	416	399
Other personal lines	447	428	353	376	429	424	357	1,228	1,210
Commercial lines	123	135	126	126	124	138	128	384	390
Total	7,379	7,161	6,617	6,712	7,178	6,969	6,399	21,157	20,546
Net premiums earned									
Auto	$ 4,793	$ 4,745	$ 4,667	$ 4,638	$ 4,597	$ 4,524	$ 4,432	$ 14,205	$ 13,553
Homeowners	1,683	1,684	1,678	1,674	1,663	1,645	1,631	5,045	4,939
Other personal lines	399	397	393	395	396	395	391	1,189	1,182
Commercial lines	127	127	129	129	128	128	125	383	381
Total	7,002	6,953	6,867	6,836	6,784	6,692	6,579	20,822	20,055
Incurred losses									
Auto	$ 3,610	$ 3,634	$ 3,519	$ 3,495	$ 3,455	$ 3,431	$ 3,175	$ 10,763	$ 10,061
Homeowners	893	1,260	1,190	816	820	1,147	894	3,343	2,861
Other personal lines	236	256	261	216	241	259	244	753	744
Commercial lines	112	135	119	100	97	105	98	366	300
Total	4,851	5,285	5,089	4,627	4,613	4,942	4,411	15,225	13,966
Expenses									
Auto	$ 1,134	$ 1,168	$ 1,103	$ 1,077	$ 1,086	$ 1,155	$ 1,113	$ 3,405	$ 3,354
Homeowners	384	373	377	372	385	372	389	1,134	1,146
Other personal lines	113	106	103	101	109	105	105	322	319
Commercial lines	34	35	38	36	36	40	38	107	114
Total	1,665	1,682	1,621	1,586	1,616	1,672	1,645	4,968	4,933
Underwriting income (loss)									
Auto	$ 49	$ (57)	$ 45	$ 66	$ 56	$ (62)	$ 144	$ 37	$ 138
Homeowners	406	51	111	486	458	126	348	568	932
Other personal lines	50	35	29	78	46	31	42	114	119
Commercial lines	(19)	(43)	(28)	(7)	(5)	(17)	(11)	(90)	(33)
Total	486	(14)	157	623	555	78	523	629	1,156
Loss ratio	69.3	76.0	74.1	67.7	68.0	73.8	67.1	73.1	69.6
Expense ratio	23.8	24.2	23.6	23.2	23.8	25.0	25.0	23.9	24.6
Combined ratio	93.1	100.2	97.7	90.9	91.8	98.8	92.1	97.0	94.2
Effect of catastrophe losses on combined ratio	6.3	13.1	11.4	5.0	3.7	10.9	4.2	10.3	6.3
Effect of prior year reserve reestimates on combined ratio	-	-	0.2	(0.3)	(0.2)	0.3	0.7	0.1	0.2
Underlying combined ratio	86.8	87.3	86.1	86.0	88.3	87.7	87.1	86.7	87.7
Effect of catastrophe losses	6.3	13.1	11.4	5.0	3.7	10.9	4.2	10.3	6.3
Effect of prior year non-catastrophe reserve reestimates	-	(0.2)	0.2	(0.1)	(0.2)	0.2	0.8	-	0.2
Combined ratio	93.1	100.2	97.7	90.9	91.8	98.8	92.1	97.0	94.2
Policies in Force (in thousands)									
Auto	19,852	20,061	20,145	20,326	20,367	20,258	20,036	19,852	20,367
Homeowners	6,109	6,135	6,152	6,174	6,163	6,141	6,114	6,109	6,163
Other personal lines	4,202	4,203	4,208	4,219	4,208	4,170	4,135	4,202	4,208
Commercial lines	296	308	318	324	328	330	326	296	328
Excess and surplus	22	23	24	25	26	26	27	22	26
Total	30,481	30,730	30,847	31,068	31,092	30,925	30,638	30,481	31,092

(1) Allstate Personal Lines comprise Allstate brand auto, homeowners, other personal lines and commercial lines. Allstate Protection segment comprises Allstate Personal Lines and Emerging Businesses.

36

THE ALLSTATE CORPORATION
EMERGING BUSINESSES - ESURANCE, ENCOMPASS, OTHER BUSINESS LINES AND ANSWER FINANCIAL PROFITABILITY MEASURES [1]
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Net premiums written									
Esurance	$ 446	$ 392	$ 452	$ 378	$ 423	$ 371	$ 441	$ 1,290	$ 1,235
Encompass	299	315	263	293	331	338	282	877	951
Allstate Roadside Services	79	77	77	70	87	88	91	233	266
Allstate Dealer Services	106	106	106	98	118	111	93	318	322
Other business lines	185	183	183	168	205	199	184	551	588
Total	930	890	898	839	959	908	907	2,718	2,774
Net premiums earned									
Esurance	$ 418	$ 415	$ 404	$ 400	$ 399	$ 402	$ 387	$ 1,237	$ 1,188
Encompass	299	304	309	313	319	318	319	912	956
Other business lines	150	142	143	135	148	137	141	435	426
Total	867	861	856	848	866	857	847	2,584	2,570
Incurred losses									
Esurance	$ 326	$ 319	$ 294	$ 299	$ 290	$ 304	$ 299	$ 939	$ 893
Encompass	208	231	239	214	233	273	213	678	719
Other business lines	69	64	61	57	71	66	69	194	206
Total	603	614	594	570	594	643	581	1,811	1,818
Expenses									
Esurance	$ 133	$ 133	$ 135	$ 129	$ 135	$ 139	$ 157	$ 401	$ 431
Encompass	86	88	88	85	90	95	92	262	277
Other business lines	74	74	68	72	61	63	69	216	193
Answer Financial	2	2	1	2	1	3	2	5	6
Total	295	297	292	288	287	300	320	884	907
Underwriting income (loss)									
Esurance	$ (41)	$ (37)	$ (25)	$ (28)	$ (26)	$ (41)	$ (69)	$ (103)	$ (136)
Encompass	5	(15)	(18)	14	(4)	(50)	14	(28)	(40)
Other business lines	7	4	14	6	16	8	3	25	27
Answer Financial	(2)	(2)	(1)	(2)	(1)	(3)	(2)	(5)	(6)
Total	(31)	(50)	(30)	(10)	(15)	(86)	(54)	(111)	(155)
Loss ratio	69.6	71.3	69.4	67.2	68.6	75.0	68.6	70.1	70.7
Expense ratio	34.0	34.5	34.1	34.0	33.1	35.0	37.8	34.2	35.3
Combined ratio	103.6	105.8	103.5	101.2	101.7	110.0	106.4	104.3	106.0
Effect of catastrophe losses on combined ratio	4.7	5.6	5.1	2.1	2.3	7.8	2.4	5.1	4.2
Effect of prior year reserve reestimates on combined ratio	-	(0.3)	1.2	(1.3)	1.5	0.1	(1.3)	0.3	0.1
Effect of amortization of purchased intangible assets	1.1	1.0	1.0	1.6	1.4	1.5	1.4	1.1	1.4
Underlying combined ratio	97.9	99.3	96.3	98.7	96.8	100.7	103.5	97.8	100.3
Effect of catastrophe losses	4.7	5.6	5.1	2.1	2.3	7.8	2.4	5.1	4.2
Effect of prior year non-catastrophe reserve reestimates	(0.1)	(0.1)	1.1	(1.2)	1.2	-	(0.9)	0.3	0.1
Effect of amortization of purchased intangible assets	1.1	1.0	1.0	1.6	1.4	1.5	1.4	1.1	1.4
Combined ratio	103.6	105.8	103.5	101.2	101.7	110.0	106.4	104.3	106.0
Policies in Force (in thousands)									
Esurance	1,494	1,500	1,511	1,491	1,503	1,522	1,527	1,494	1,503
Encompass	1,055	1,099	1,138	1,172	1,207	1,240	1,259	1,055	1,207
Other business lines	797	824	856	894	920	937	941	797	920
Total	3,346	3,423	3,505	3,557	3,630	3,699	3,727	3,346	3,630

(1) Emerging businesses include Esurance, Encompass, Allstate Roadside Services, Allstate Dealer Services, Ivantage and Answer Financial.

37

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Premiums	$ 361	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 1,068	$ 983
Contract charges	210	211	212	208	209	210	209	633	628
Net investment income	427	435	419	420	491	489	484	1,281	1,464
Contract benefits	(484)	(454)	(455)	(456)	(460)	(446)	(441)	(1,393)	(1,347)
Interest credited to contractholder funds	(183)	(179)	(184)	(186)	(191)	(191)	(192)	(546)	(574)
Amortization of deferred policy acquisition costs	(68)	(68)	(71)	(65)	(61)	(62)	(69)	(207)	(192)
Operating costs and expenses	(126)	(121)	(123)	(119)	(112)	(118)	(123)	(370)	(353)
Restructuring and related charges	-	(1)	-	3	(1)	(2)	-	(1)	(3)
Income tax expense on operations	(43)	(56)	(48)	(46)	(66)	(67)	(62)	(147)	(195)
Operating income	94	120	104	98	138	139	134	318	411
Realized capital gains and losses, after-tax	(14)	-	(32)	(62)	125	38	72	(46)	235
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(4)	(4)	2	(2)	4	(5)	(8)	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	(1)	-	(1)	(2)	-	(3)	(3)
Gain (loss) on disposition of operations, after-tax	1	1	1	1	2	-	(1)	3	1
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	-	-	(17)	-	(17)
Net income applicable to common shareholders	$ 80	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 264	$ 624

38

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Return on Attributed Equity							
Numerator:							
Net income applicable to common shareholders [(1)]	$ 303	$ 485	$ 548	$ 663	$ 832	$ 686	$ 652
Denominator:							
Beginning attributed equity [(2)]	$ 7,475	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Ending attributed equity	8,205	8,055	7,680	7,350	7,475	7,621	7,920
Average attributed equity [(3)]	$ 7,840	$ 7,838	$ 7,800	$ 7,511	$ 7,416	$ 7,442	$ 7,866
Return on attributed equity	3.9 %	6.2 %	7.0 %	8.8 %	11.2 %	9.2 %	8.3 %
Operating Income Return on Attributed Equity							
Numerator:							
Operating income [(1)]	$ 416	$ 460	$ 479	$ 509	$ 539	$ 526	$ 552
Denominator:							
Beginning attributed equity [(2)]	$ 7,475	$ 7,621	$ 7,920	$ 7,672	$ 7,356	$ 7,262	$ 7,812
Unrealized net capital gains and losses	722	1,030	1,499	1,420	1,305	1,285	1,280
Adjusted beginning attributed equity	6,753	6,591	6,421	6,252	6,051	5,977	6,532
Ending attributed equity	8,205	8,055	7,680	7,350	7,475	7,621	7,920
Unrealized net capital gains and losses	1,150	1,077	824	556	722	1,030	1,499
Adjusted ending attributed equity	7,055	6,978	6,856	6,794	6,753	6,591	6,421
Average adjusted attributed equity [(3)]	$ 6,904	$ 6,785	$ 6,639	$ 6,523	$ 6,402	$ 6,284	$ 6,477
Operating income return on attributed equity	6.0 %	6.8 %	7.2 %	7.8 %	8.4 %	8.4 %	8.5 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

39

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT									
Underwritten Products									
Traditional life insurance premiums	$ 145	$ 139	$ 138	$ 144	$ 135	$ 131	$ 132	$ 422	$ 398
Accident and health insurance premiums	216	214	216	195	194	195	196	646	585
Interest-sensitive life insurance contract charges	206	208	209	204	205	207	206	623	618
	567	561	563	543	534	533	534	1,691	1,601
Annuities									
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	4	3	3	4	4	3	3	10	10
	4	3	3	4	4	3	3	10	10
Total	$ 571	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 1,701	$ 1,611
PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL									
Allstate agencies	$ 308	$ 306	$ 305	$ 304	$ 300	$ 297	$ 297	$ 919	$ 894
Workplace enrolling agents	238	232	233	215	212	209	210	703	631
Other [(1)]	25	26	28	28	26	30	30	79	86
Total	$ 571	$ 564	$ 566	$ 547	$ 538	$ 536	$ 537	$ 1,701	$ 1,611
PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES [(2)(3)]	27,481	29,839	25,458	39,701	16,402	34,494	30,091	82,778	80,987
ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS [(4)]	$ 69	$ 70	$ 82	$ 179	$ 69	$ 64	$ 65	$ 221	$ 198

(1) Primarily represents independent master brokerage agencies.
(2) Policies sold reduced by lapses within twelve months of sale.
(3) Beginning on August 1, 2015, sales are measured at policy issuance rather than application submission. This change led to a lag in the recognition of policies sold which impacted the third quarter 2015 results.
(4) New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

40

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Contractholders funds, beginning balance	$ 20,845	$ 21,092	$ 21,295	$ 21,559	$ 21,968	$ 22,267	$ 22,529	$ 21,295	$ 22,529
Deposits									
Interest-sensitive life insurance	251	251	252	251	251	253	249	754	753
Fixed annuities	40	40	44	39	56	53	51	124	160
Total deposits	291	291	296	290	307	306	300	878	913
Interest credited	181	184	189	183	193	185	199	554	577
Benefits, withdrawals, maturities and other adjustments									
Benefits	(258)	(225)	(252)	(247)	(272)	(285)	(273)	(735)	(830)
Surrenders and partial withdrawals	(271)	(300)	(245)	(295)	(375)	(303)	(305)	(816)	(983)
Maturities of and interest payments on institutional products	-	-	-	-	-	(1)	-	-	(1)
Contract charges	(208)	(206)	(206)	(207)	(205)	(203)	(203)	(620)	(611)
Net transfers from separate accounts	2	1	1	2	2	2	1	4	5
Other adjustments	1	8	14	10	(59)	-	19	23	(40)
Total benefits, withdrawals, maturities and other adjustments	(734)	(722)	(688)	(737)	(909)	(790)	(761)	(2,144)	(2,460)
Contractholder funds, ending balance	$ 20,583	$ 20,845	$ 21,092	$ 21,295	$ 21,559	$ 21,968	$ 22,267	$ 20,583	$ 21,559

41

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Benefit spread									
Premiums	$ 361	$ 353	$ 354	$ 339	$ 329	$ 326	$ 328	$ 1,068	$ 983
Cost of insurance contract charges [(1)]	136	140	141	137	137	138	138	417	413
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(358)	(325)	(327)	(328)	(333)	(319)	(312)	(1,010)	(964)
Total benefit spread	139	168	168	148	133	145	154	475	432
Investment spread									
Net investment income	427	435	419	420	491	489	484	1,281	1,464
Implied interest on immediate annuities with life contingencies [(2)]	(126)	(129)	(128)	(128)	(127)	(127)	(129)	(383)	(383)
Interest credited to contractholder funds	(183)	(185)	(190)	(183)	(194)	(185)	(199)	(558)	(578)
Total investment spread	118	121	101	109	170	177	156	340	503
Surrender charges and contract maintenance expense fees [(1)]	74	71	71	71	72	72	71	216	215
Realized capital gains and losses	(21)	-	(49)	(97)	194	59	111	(70)	364
Amortization of deferred policy acquisition costs	(70)	(69)	(73)	(64)	(63)	(65)	(70)	(212)	(198)
Operating costs and expenses	(126)	(121)	(123)	(119)	(112)	(118)	(123)	(370)	(353)
Restructuring and related charges	-	(1)	-	3	(1)	(2)	-	(1)	(3)
Gain (loss) on disposition of operations	1	1	2	1	3	1	(2)	4	2
Income tax expense	(35)	(54)	(29)	(13)	(134)	(90)	(114)	(118)	(338)
Net income applicable to common shareholders	$ 80	$ 116	$ 68	$ 39	$ 262	$ 179	$ 183	$ 264	$ 624
Benefit spread by product group									
Life insurance	$ 64	$ 85	$ 80	$ 75	$ 66	$ 65	$ 68	$ 229	$ 199
Accident and health insurance	103	108	105	92	90	97	107	316	294
Annuities	(28)	(25)	(17)	(19)	(23)	(17)	(21)	(70)	(61)
Total benefit spread	$ 139	$ 168	$ 168	$ 148	$ 133	$ 145	$ 154	$ 475	$ 432
Investment spread by product group									
Annuities and institutional products	$ 25	$ 35	$ 17	$ 10	$ 82	$ 77	$ 69	$ 77	$ 228
Life insurance	30	29	34	41	33	33	33	93	99
Accident and health insurance	4	4	4	4	4	4	4	12	12
Net investment income on investments supporting capital	59	59	52	52	54	57	57	170	168
Investment spread before valuation changes on embedded derivatives that are not hedged	118	127	107	107	173	171	163	352	507
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(6)	(6)	2	(3)	6	(7)	(12)	(4)
Total investment spread	$ 118	$ 121	$ 101	$ 109	$ 170	$ 177	$ 156	$ 340	$ 503
[(1)] **Reconciliation of contract charges**									
Cost of insurance contract charges	$ 136	$ 140	$ 141	$ 137	$ 137	$ 138	$ 138	$ 417	$ 413
Surrender charges and contract maintenance expense fees	74	71	71	71	72	72	71	216	215
Total contract charges	$ 210	$ 211	$ 212	$ 208	$ 209	$ 210	$ 209	$ 633	$ 628
[(2)] **Reconciliation of contract benefits**									
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (358)	$ (325)	$ (327)	$ (328)	$ (333)	$ (319)	$ (312)	$ (1,010)	$ (964)
Implied interest on immediate annuities with life contingencies	(126)	(129)	(128)	(128)	(127)	(127)	(129)	(383)	(383)
Total contract benefits	$ (484)	$ (454)	$ (455)	$ (456)	$ (460)	$ (446)	$ (441)	$ (1,393)	$ (1,347)

42

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2016			Three months ended September 30, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	4.8 %	3.9 %	0.9 %	5.1 %	3.9 %	1.2 %
Deferred fixed annuities and institutional products	4.2	2.8	1.4	4.2	2.9	1.3
Immediate fixed annuities with and without life contingencies	6.2	6.0	0.2	8.0	5.9	2.1
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	3.8	n/a	n/a

	Nine months ended September 30, 2016			Nine months ended September 30, 2015		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	4.9 %	3.9 %	1.0 %	5.1 %	3.9 %	1.2 %
Deferred fixed annuities and institutional products	4.1	2.8	1.3	4.3	2.8	1.5
Immediate fixed annuities with and without life contingencies	6.2	5.9	0.3	7.6	5.9	1.7
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	4.1	n/a	n/a

43

44 Twelve months ended Sept. 30, 2016 Attributed equity Reserves and excluding unrealized Sept. June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2016 2016 2016 2015 2015 2015 2015 Underwritten products Life insurance $ 10,793 $ 2,647 $ 265 10.1% 10.8% 11.1% 10.6% 10.0% 9.3% 9.8 % Accident and health insurance 863 662 83 12.8 12.4 12.2 12.7 13.7 14.9 15.9 Subtotal 11,656 3,309 348 10.6 11.1 11.3 11.1 10.8 10.5 11.1 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,029 1,910 (29) (1.7) (0.9) (0.2) 0.5 1.6 0.5 0.6 Standard structured settlements and SPIA (2) 6,688 1,218 26 2.2 4.1 4.9 6.8 9.4 8.8 8.4 Subtotal (6) 11,717 3,128 (3) (0.1) 1.1 2.0 3.1 4.7 3.8 3.7 Deferred Annuities 9,353 617 70 9.6 10.0 10.4 10.1 10.1 10.6 10.3 Institutional products 85 1 1 Subtotal 21,155 3,746 68 1.8 2.9 3.7 4.8 6.2 6.1 6.0 Total Allstate Financial $ 32,811 $ 7,055 $ 416 6.0 6.8 7.2 7.8 8.4 8.4 8.5 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 191 $ 67 $ 60 $ 318 Realized capital gains and losses, after-tax (18) (2) (26) (46) Valuation changes on embedded derivatives that are not hedged, after-tax - - (8) (8) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (3) - - (3) Gain on disposition of operations, after-tax - - 3 3 Net income applicable to common shareholders $ 170 $ 65 $ 29 $ 264 (1) (2) (3) (4) (5) (6) Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of Sept. 30, 2016 Nine months ended Sept. 30, 2016 Annuities and institutional products: Twelve months ended Operating income return on attributed equity (%) Of the total immediate annuities, $8,646 are reported in reserve for life-contingent contract benefits and $3,071 are reported in contractholder funds. Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

45 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2016 2016 2016 2015 2015 2015 2015 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT Underwritten products Life insurance 2,475 2,478 2,467 2,463 2,459 2,456 2,448 Accident and health insurance 3,275 3,294 3,278 2,873 2,848 2,843 2,777 5,750 5,772 5,745 5,336 5,307 5,299 5,225 Annuities Deferred annuities 160 163 168 172 176 181 186 Immediate annuities 98 100 101 102 104 105 106 258 263 269 274 280 286 292 Total 6,008 6,035 6,014 5,610 5,587 5,585 5,517 ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS Allstate Agencies (2) 1,924 1,924 1,922 1,924 1,917 1,911 1,904 Allstate Benefits 3,736 3,755 3,729 3,315 3,292 3,287 3,218 Other (3) 348 356 363 371 378 387 395 Total 6,008 6,035 6,014 5,610 5,587 5,585 5,517 (1) (2) (3) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1) (in thousands) Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line. Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended September 30, 2016				For the three months ended September 30, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 134	$ -	$ 227	$ 361	$ 125	$ -	$ 204	$ 329
Contract charges	176	4	30	210	178	4	27	209
Net investment income	120	289	18	427	121	353	17	491
Contract benefits	(197)	(156)	(131)	(484)	(187)	(154)	(119)	(460)
Interest credited to contractholder funds	(72)	(102)	(9)	(183)	(72)	(110)	(9)	(191)
Amortization of deferred policy acquisition costs	(30)	(2)	(36)	(68)	(33)	(1)	(27)	(61)
Operating costs and expenses	(59)	(8)	(59)	(126)	(48)	(9)	(55)	(112)
Restructuring and related charges	-	-	-	-	(1)	-	-	(1)
Income tax expense on operations	(21)	(7)	(15)	(43)	(25)	(29)	(12)	(66)
Operating income	51	18	25	94	58	54	26	138
Realized capital gains and losses, after-tax	(7)	(7)	-	(14)	1	121	3	125
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	-	-	(2)	-	(2)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(1)	-	-	(1)	(1)	-	-	(1)
Gain on disposition of operations, after-tax	-	1	-	1	-	2	-	2
Net income	$ 43	$ 12	$ 25	$ 80	$ 58	$ 175	$ 29	$ 262
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 133	$ -	$ 12	$ 145	$ 124	$ -	$ 11	$ 135
Accident and health insurance	1	-	215	216	1	-	193	194
Interest-sensitive life insurance contract charges	176	-	30	206	178	-	27	205
	310	-	257	567	303	-	231	534
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	4	-	4	-	4	-	4
	-	4	-	4	-	4	-	4
Total life and annuity premiums and contract charges	$ 310	$ 4	$ 257	$ 571	$ 303	$ 4	$ 231	$ 538
Benefit Spread by Product Group								
Life Insurance	$ 59	$ -	$ 5	$ 64	$ 59	$ -	$ 7	$ 66
Accident and health insurance	(2)	-	105	103	(2)	-	92	90
Annuities	-	(28)	-	(28)	-	(23)	-	(23)
Total benefit spread	$ 57	$ (28)	$ 110	$ 139	$ 57	$ (23)	$ 99	$ 133
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 25	$ -	$ 25	$ -	$ 82	$ -	$ 82
Life insurance	27	-	3	30	32	-	1	33
Accident and health insurance	1	-	3	4	1	-	3	4
Net investment income on investments supporting capital	20	36	3	59	18	32	4	54
Investment spread before valuation changes on embedded derivatives that are not hedged	48	61	9	118	51	114	8	173
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	-	-	-	(3)	-	(3)
Total investment spread	$ 48	$ 61	$ 9	$ 118	$ 51	$ 111	$ 8	$ 170

46

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE ANNUITIES AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the nine months ended September 30, 2016				For the nine months ended September 30, 2015			
	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment	Allstate Life	Allstate Annuities	Allstate Benefits	Allstate Financial Segment
Premiums	$ 395	$ -	$ 673	$ 1,068	$ 374	$ -	$ 609	$ 983
Contract charges	537	10	86	633	538	10	80	628
Net investment income	358	869	54	1,281	362	1,049	53	1,464
Contract benefits	(554)	(459)	(380)	(1,393)	(560)	(453)	(334)	(1,347)
Interest credited to contractholder funds	(213)	(305)	(28)	(546)	(212)	(335)	(27)	(574)
Amortization of deferred policy acquisition costs	(93)	(5)	(109)	(207)	(95)	(4)	(93)	(192)
Operating costs and expenses	(169)	(23)	(178)	(370)	(159)	(29)	(165)	(353)
Restructuring and related charges	(1)	-	-	(1)	(3)	-	-	(3)
Income tax expense on operations	(79)	(27)	(41)	(147)	(73)	(80)	(42)	(195)
Operating income	181	60	77	318	172	158	81	411
Realized capital gains and losses, after-tax	(17)	(26)	(3)	(46)	13	219	3	235
Valuation changes on embedded derivatives that are not hedged, after-tax	-	(8)	-	(8)	-	(3)	-	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	-	-	(3)	(4)	1	-	(3)
Gain (loss) on disposition of operations, after-tax	-	3	-	3	(1)	2	-	1
Change in accounting for investments in qualified affordable housing projects, after-tax	-	-	-	-	(6)	(11)	-	(17)
Net income	$ 161	$ 29	$ 74	$ 264	$ 174	$ 366	$ 84	$ 624
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 393	$ -	$ 29	$ 422	$ 372	$ -	$ 26	$ 398
Accident and health insurance	2	-	644	646	2	-	583	585
Interest-sensitive life insurance contract charges	537	-	86	623	538	-	80	618
	932	-	759	1,691	912	-	689	1,601
Annuities								
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	-	10	-	10	-	10	-	10
	-	10	-	10	-	10	-	10
Total life and annuity premiums and contract charges	$ 932	$ 10	$ 759	$ 1,701	$ 912	$ 10	$ 689	$ 1,611
Benefit Spread by Product Group								
Life Insurance	$ 212	$ -	$ 17	$ 229	$ 181	$ -	$ 18	$ 199
Accident and health insurance	(4)	-	320	316	(6)	-	300	294
Annuities	-	(70)	-	(70)	-	(61)	-	(61)
Total benefit spread	$ 208	$ (70)	$ 337	$ 475	$ 175	$ (61)	$ 318	$ 432
Investment Spread by Product Group								
Annuities and institutional products	$ -	$ 77	$ -	$ 77	$ -	$ 228	$ -	$ 228
Life insurance	85	-	8	93	93	-	6	99
Accident and health insurance	4	-	8	12	4	-	8	12
Net investment income on investments supporting capital	56	104	10	170	57	99	12	168
Investment spread before valuation changes on embedded derivatives that are not hedged	145	181	26	352	154	327	26	507
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	(12)	-	(12)	-	(4)	-	(4)
Total investment spread	$ 145	$ 169	$ 26	$ 340	$ 154	$ 323	$ 26	$ 503

47

48 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2016 2016 2016 2015 2015 2015 2015 2016 2015 Net investment income $ 11 $ 11 $ 10 $ 10 $ 9 $ 8 $ 8 $ 32 $ 25 Operating costs and expenses (7) (7) (6) (7) (13) (9) (5) (20) (27) Interest expense (73) (72) (73) (73) (73) (73) (73) (218) (219) Income tax benefit on operations 26 26 25 27 28 28 26 77 82 Preferred stock dividends (29) (29) (29) (29) (29) (29) (29) (87) (87) Operating loss (72) (71) (73) (72) (78) (75) (73) (216) (226) Realized capital gains and losses, after-tax - (1) - - - - - (1) - Net loss applicable to common shareholders $ (72) $ (72) $ (73) $ (72) $ (78) $ (75) $ (73) $ (217) $ (226) THE ALLSTATE CORPORATION CORPORATE AND OTHER RESULTS ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 4,798	$ 4,612	$ 4,466	$ 4,285	$ 4,289
Taxable	26,968	25,139	24,615	25,447	24,868
Equity securities, at fair value	3,604	3,632	3,709	3,480	2,808
Mortgage loans	270	313	294	296	339
Limited partnership interests [1]	2,913	2,842	2,688	2,575	2,558
Short-term, at fair value	917	1,619	1,452	959	1,692
Other	1,587	1,532	1,512	1,437	1,659
Total	$ 41,057	$ 39,689	$ 38,736	$ 38,479	$ 38,213
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,726	$ 4,509	$ 4,384	$ 4,218	$ 4,214
Taxable	26,447	24,746	24,454	25,672	24,883
Ratio of fair value to amortized cost	101.9%	101.7%	100.8%	99.5%	100.2%
Equity securities, cost	$ 3,212	$ 3,337	$ 3,417	$ 3,236	$ 2,656
Short-term, amortized cost	917	1,619	1,452	959	1,692

ALLSTATE FINANCIAL

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 1	$ 2	$ 2	$ 4	$ 17
Taxable	26,225	26,169	25,858	26,034	26,583
Equity securities, at fair value	1,681	1,630	1,405	1,599	1,425
Mortgage loans	4,126	4,140	4,008	4,042	4,063
Limited partnership interests [1]	2,674	2,564	2,399	2,295	2,261
Short-term, at fair value	733	1,197	1,626	861	991
Other	2,076	2,058	2,038	1,957	1,929
Total	$ 37,516	$ 37,760	$ 37,336	$ 36,792	$ 37,269
Fixed income securities, amortized cost:					
Tax-exempt	$ 1	$ 2	$ 2	$ 4	$ 17
Taxable	24,330	24,357	24,481	25,145	25,335
Ratio of fair value to amortized cost	107.8%	107.4%	105.6%	103.5%	104.9%
Equity securities, cost	$ 1,585	$ 1,584	$ 1,372	$ 1,567	$ 1,464
Short-term, amortized cost	733	1,197	1,626	861	991

CORPORATE AND OTHER

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 600	$ 609	$ 591	$ 585	$ 589
Taxable	1,714	1,598	1,759	1,593	1,911
Equity securities, at fair value	3	3	3	3	3
Mortgage loans	-	-	-	-	-
Limited partnership interests [1]	1	1	4	4	4
Short-term, at fair value	213	34	448	302	353
Other	-	-	-	-	-
Total	$ 2,531	$ 2,245	$ 2,805	$ 2,487	$ 2,860
Fixed income securities, amortized cost:					
Tax-exempt	$ 580	$ 585	$ 569	$ 566	$ 569
Taxable	1,691	1,571	1,737	1,596	1,900
Ratio of fair value to amortized cost	101.9%	102.4%	101.9%	100.7%	101.3%
Equity securities, cost	$ 3	$ 3	$ 3	$ 3	$ 3
Short-term, amortized cost	213	34	448	302	353

CONSOLIDATED

	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015
Fixed income securities, at fair value:					
Tax-exempt	$ 5,399	$ 5,223	$ 5,059	$ 4,874	$ 4,895
Taxable	54,907	52,906	52,232	53,074	53,362
Equity securities, at fair value	5,288	5,265	5,117	5,082	4,236
Mortgage loans	4,396	4,453	4,302	4,338	4,402
Limited partnership interests [1]	5,588	5,407	5,091	4,874	4,823
Short-term, at fair value	1,863	2,850	3,526	2,122	3,036
Other	3,663	3,590	3,550	3,394	3,588
Total	$ 81,104	$ 79,694	$ 78,877	$ 77,758	$ 78,342
Fixed income securities, amortized cost:					
Tax-exempt	$ 5,307	$ 5,096	$ 4,955	$ 4,788	$ 4,800
Taxable	52,468	50,674	50,672	52,413	52,118
Ratio of fair value to amortized cost	104.4%	104.2%	103.0%	101.3%	102.4%
Equity securities, cost	$ 4,800	$ 4,924	$ 4,792	$ 4,806	$ 4,123
Short-term, amortized cost	1,863	2,850	3,526	2,122	3,036

(1) As of September 30, 2016, we have commitments to invest in additional limited partnership interests totaling $1.48 billion, $1.29 billion and $2.77 billion for Property-Liability, Allstate Financial, and in Total, respectively.

49

THE ALLSTATE CORPORATION
LIMITED PARTNERSHIP INVESTMENTS
($ in millions)

	As of or for the three months ended						
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015
Investment position							
Accounting basis							
Cost method	$ 1,375	$ 1,284	$ 1,193	$ 1,154	$ 1,148	$ 1,130	$ 1,137
Equity method ("EMA") (1)	4,213	4,123	3,898	3,720	3,675	3,406	3,562
Total	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Cost method-fair value (2)	$ 1,600	$ 1,511	$ 1,466	$ 1,450	$ 1,506	$ 1,482	$ 1,494
Underlying investment							
Private equity	$ 4,010	$ 3,833	$ 3,494	$ 3,344	$ 3,282	$ 3,012	$ 2,969
Real estate	1,130	1,204	1,229	1,166	1,160	1,164	1,366
Other	448	370	368	364	381	360	364
Total	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Segment							
Property-Liability	$ 2,913	$ 2,842	$ 2,688	$ 2,575	$ 2,558	$ 2,466	$ 2,571
Allstate Financial	2,674	2,564	2,399	2,295	2,261	2,066	2,124
Corporate and Other	1	1	4	4	4	4	4
Total	$ 5,588	$ 5,407	$ 5,091	$ 4,874	$ 4,823	$ 4,536	$ 4,699
Total Income							
Accounting basis							
Cost method	$ 43	$ 47	$ 39	$ 42	$ 63	$ 75	$ 42
Equity method	93	79	82	24	104	43	156
Total	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Underlying investment							
Private equity	$ 112	$ 114	$ 88	$ 46	$ 162	$ 113	$ 80
Real estate	23	12	33	20	5	10	123
Other	1	-	-	-	-	(5)	(5)
Total	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198
Segment							
Property-Liability	$ 69	$ 60	$ 58	$ 29	$ 62	$ 45	$ 126
Allstate Financial	67	66	63	37	105	73	72
Corporate and Other	-	-	-	-	-	-	-
Total	$ 136	$ 126	$ 121	$ 66	$ 167	$ 118	$ 198

(1) As of September 30, 2016, valuations of EMA limited partnerships include approximately $469 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2) The fair value of cost method limited partnerships is determined using reported net asset values.

50

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	September 30, 2016			June 30, 2016			March 31, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 105	$ 4,304	102.5	$ 122	$ 3,523	103.6	$ 114	$ 3,504	103.4
Municipal	470	7,902	106.3	532	7,818	107.3	442	7,616	106.2
Corporate	1,804	44,474	104.2	1,566	42,700	103.8	989	41,272	102.5
Foreign government	59	1,119	105.6	61	1,152	105.6	55	1,054	105.5
Asset-backed securities ("ABS")	(3)	1,390	99.8	(11)	1,726	99.4	(27)	2,499	98.9
Residential mortgage-backed securities ("RMBS")	82	778	111.8	70	818	109.4	68	875	108.4
Commercial mortgage-backed securities ("CMBS")	11	315	103.6	16	368	104.5	20	447	104.7
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	24	114.3
Total fixed income securities	2,531	60,306	104.4	2,359	58,129	104.2	1,664	57,291	103.0
Equity securities	488	5,288	110.2	341	5,265	106.9	325	5,117	106.8
Short-term investments	-	1,863	100.0	-	2,850	100.0	-	3,526	100.0
Derivatives	1	85	n/a	2	71	n/a	4	58	n/a
EMA limited partnership interests [2]	(5)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	3,015			2,697			1,988		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(216)			(195)			(138)		
Amounts recognized	(216)			(195)			(138)		
Deferred income taxes	(982)			(878)			(650)		
Unrealized net capital gains and losses, after-tax	$ 1,817			$ 1,624			$ 1,200		

	December 31, 2015			September 30, 2015			June 30, 2015		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 86	$ 3,922	102.2	$ 118	$ 3,760	103.2	$ 109	$ 3,936	102.8
Municipal	369	7,401	105.2	412	7,494	105.8	483	8,594	106.0
Corporate	153	41,827	100.4	632	41,629	101.5	1,164	42,317	102.8
Foreign government	50	1,033	105.1	59	1,085	105.8	66	1,324	105.2
ABS	(32)	2,327	98.6	(16)	2,711	99.4	(5)	2,076	99.8
RMBS	90	947	110.5	98	1,011	110.7	101	1,083	110.3
CMBS	28	466	106.4	32	542	106.3	37	575	106.9
Redeemable preferred stock	3	25	113.6	4	25	119.0	4	25	119.0
Total fixed income securities	747	57,948	101.3	1,339	58,257	102.4	1,959	59,930	103.4
Equity securities	276	5,082	105.7	113	4,236	102.7	351	4,000	109.6
Short-term investments	-	2,122	100.0	-	3,036	100.0	-	2,821	100.0
Derivatives	6	53	n/a	7	29	n/a	3	60	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,025			1,454			2,308		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(67)			(98)			(121)		
Amounts recognized	(67)			(98)			(121)		
Deferred income taxes	(338)			(477)			(768)		
Unrealized net capital gains and losses, after-tax	$ 620			$ 879			$ 1,419		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interest represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

51

THE ALLSTATE CORPORATION
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
NET INVESTMENT INCOME									
Fixed income securities	$ 508	$ 520	$ 518	$ 537	$ 546	$ 567	$ 568	$ 1,546	$ 1,681
Equity securities	31	44	28	33	23	31	23	103	77
Mortgage loans	56	53	53	63	53	57	55	162	165
Limited partnership interests	136	126	121	66	167	118	198	383	483
Short-term	4	3	4	1	4	3	1	11	8
Other	55	57	51	49	49	49	45	163	143
Subtotal	790	803	775	749	842	825	890	2,368	2,557
Less: Investment expense	(42)	(41)	(44)	(39)	(35)	(36)	(40)	(127)	(111)
Net investment income	$ 748	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 2,241	$ 2,446
PRE-TAX YIELDS [1]									
Fixed income securities	3.6 %	3.7 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.6 %	3.9 %
Equity securities	2.5	3.7	2.3	2.9	2.4	3.4	2.5	2.8	2.7
Mortgage loans	5.0	4.9	4.9	5.8	4.8	5.3	5.2	4.9	5.1
Limited partnership interests	9.9	9.6	9.7	5.4	14.4	10.1	17.2	9.7	13.9
Total portfolio	4.0	4.1	4.0	3.9	4.4	4.3	4.6	4.0	4.4
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (63)	$ (63)	$ (59)	$ (118)	$ (47)	$ (11)	$ (19)	$ (185)	$ (77)
Change in intent write-downs	(10)	(16)	(22)	(32)	(127)	(32)	(30)	(48)	(189)
Net other-than-temporary impairment losses recognized in earnings	(73)	(79)	(81)	(150)	(174)	(43)	(49)	(233)	(266)
Sales and other	121	104	(59)	(75)	183	146	216	166	545
Valuation and settlements of derivative instruments	(15)	(1)	(9)	(25)	24	5	(28)	(25)	1
Total	$ 33	$ 24	$ (149)	$ (250)	$ 33	$ 108	$ 139	$ (92)	$ 280
TOTAL RETURN ON INVESTMENT PORTFOLIO [2]	1.3 %	1.9 %	2.0 %	(0.2) %	- %	(0.6) %	1.7 %	5.2 %	1.2 %
AVERAGE INVESTMENT BALANCES (in billions) [3]	$ 77.5	$ 76.9	$ 76.8	$ 76.8	$ 76.9	$ 76.8	$ 77.4	$ 77.2	$ 77.1

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(3) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

52

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
NET INVESTMENT INCOME									
Fixed income securities:									
Tax-exempt	$ 23	$ 23	$ 23	$ 27	$ 24	$ 26	$ 25	$ 69	$ 75
Taxable	192	198	200	201	197	195	190	590	582
Equity securities	21	30	20	24	16	23	18	71	57
Mortgage loans	3	3	3	4	4	3	4	9	11
Limited partnership interests	69	60	58	29	62	45	126	187	233
Short-term	3	1	2	-	3	1	1	6	5
Other	22	23	20	18	20	20	17	65	57
Subtotal	333	338	326	303	326	313	381	997	1,020
Less: Investment expense	(23)	(22)	(24)	(23)	(19)	(21)	(23)	(69)	(63)
Net investment income	$ 310	$ 316	$ 302	$ 280	$ 307	$ 292	$ 358	$ 928	$ 957
Net investment income, after-tax	$ 211	$ 215	$ 206	$ 192	$ 209	$ 199	$ 242	$ 632	$ 650
PRE-TAX YIELDS (1)									
Fixed income securities:									
Tax-exempt	2.0 %	2.1 %	2.1 %	2.6 %	2.3 %	2.3 %	2.4 %	2.1 %	2.4 %
Equivalent yield for tax-exempt	2.9	3.1	3.1	3.8	3.4	3.4	3.5	3.1	3.5
Taxable	3.0	3.2	3.2	3.2	3.2	3.1	2.9	3.1	3.1
Equity securities	2.6	3.6	2.4	3.1	2.5	3.4	2.6	2.9	2.8
Mortgage loans	3.7	3.9	4.0	5.4	4.0	4.1	4.5	3.9	4.2
Limited partnership interests	9.6	8.6	8.9	4.5	10.1	7.0	19.9	9.0	12.3
Total portfolio	3.3	3.5	3.3	3.1	3.5	3.3	4.0	3.4	3.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE									
Fixed income securities:									
Tax-exempt	$ 8	$ 4	$ 3	$ (10)	$ 2	$ 1	$ 2	$ 15	$ 5
Taxable	9	20	(47)	(75)	(42)	13	10	(18)	(19)
Equity securities	42	15	(60)	(13)	(92)	32	46	(3)	(14)
Limited partnership interests	13	(10)	13	(27)	(35)	(1)	2	16	(34)
Derivatives and other	(19)	(3)	(8)	(28)	6	4	(32)	(30)	(22)
Total	$ 53	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (20)	$ (84)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (26)	$ (42)	$ (35)	$ (84)	$ (30)	$ (6)	$ (12)	$ (103)	$ (48)
Change in intent write-downs	(8)	(12)	(19)	(24)	(77)	(28)	(27)	(39)	(132)
Net other-than-temporary impairment losses recognized in earnings	(34)	(54)	(54)	(108)	(107)	(34)	(39)	(142)	(180)
Sales and other	101	82	(41)	(28)	(63)	77	99	142	113
Valuation and settlements of derivative instruments	(14)	(2)	(4)	(17)	9	6	(32)	(20)	(17)
Total	$ 53	$ 26	$ (99)	$ (153)	$ (161)	$ 49	$ 28	$ (20)	$ (84)
AVERAGE INVESTMENT BALANCES (in billions) (2)	$ 39.5	$ 38.5	$ 38.3	$ 38.2	$ 37.8	$ 37.6	$ 37.9	$ 38.9	$ 37.9

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

53

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
NET INVESTMENT INCOME									
Fixed income securities	$ 282	$ 288	$ 284	$ 300	$ 314	$ 338	$ 344	$ 854	$ 996
Equity securities	10	14	8	9	7	8	5	32	20
Mortgage loans	53	50	50	59	49	54	51	153	154
Limited partnership interests	67	66	63	37	105	73	72	196	250
Short-term	1	1	2	1	1	1	-	4	2
Other	32	33	30	30	29	28	27	95	84
Subtotal	445	452	437	436	505	502	499	1,334	1,506
Less: Investment expense	(18)	(17)	(18)	(16)	(14)	(13)	(15)	(53)	(42)
Net investment income	$ 427	$ 435	$ 419	$ 420	$ 491	$ 489	$ 484	$ 1,281	$ 1,464
Net investment income, after-tax	$ 278	$ 282	$ 273	$ 273	$ 319	$ 318	$ 315	$ 833	$ 952
PRE-TAX YIELDS [(1)]									
Fixed income securities	4.6 %	4.7 %	4.6 %	4.8 %	4.9 %	5.1 %	5.2 %	4.6 %	5.1 %
Equity securities	2.5	3.9	2.1	2.4	2.1	3.4	2.1	2.8	2.4
Mortgage loans	5.1	4.9	4.9	5.8	4.9	5.5	5.2	5.0	5.2
Limited partnership interests	10.2	10.7	10.7	6.5	19.4	14.0	13.8	10.5	15.7
Total portfolio	4.9	5.0	4.8	4.8	5.6	5.6	5.5	4.9	5.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE									
Fixed income securities	$ (19)	$ (1)	$ (26)	$ (64)	$ 261	$ 46	$ 68	$ (46)	$ 375
Equity securities	3	(4)	(30)	(13)	(58)	16	32	(31)	(10)
Mortgage loans	-	1	-	4	1	1	-	1	2
Limited partnership interests	(1)	-	13	(14)	(20)	(2)	4	12	(18)
Derivatives and other	(4)	4	(6)	(10)	10	(2)	7	(6)	15
Total	$ (21)	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (70)	$ 364
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (37)	$ (18)	$ (24)	$ (34)	$ (17)	$ (5)	$ (7)	$ (79)	$ (29)
Change in intent write-downs	(2)	(4)	(3)	(8)	(50)	(4)	(3)	(9)	(57)
Net other-than-temporary impairment losses recognized in earnings	(39)	(22)	(27)	(42)	(67)	(9)	(10)	(88)	(86)
Sales and other	19	21	(17)	(47)	246	69	117	23	432
Valuation and settlements of derivative instruments	(1)	1	(5)	(8)	15	(1)	4	(5)	18
Total	$ (21)	$ -	$ (49)	$ (97)	$ 194	$ 59	$ 111	$ (70)	$ 364
AVERAGE INVESTMENT BALANCES (in billions) [(2)]	$ 35.7	$ 35.9	$ 35.9	$ 36.0	$ 36.1	$ 36.1	$ 36.3	$ 35.8	$ 36.2

(1) Quarterly pre-tax yield is calculated as annualized quarterly investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

(2) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

54

THE ALLSTATE CORPORATION
INVESTMENT RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Consolidated investment portfolio									
Interest-bearing [(1)]	$ 69,709	$ 68,519	$ 68,163	$ 67,390	$ 68,913	$ 70,243	$ 71,287	$ 69,709	$ 68,913
Equity/owned [(2)]	11,395	11,175	10,714	10,368	9,429	8,898	9,150	11,395	9,429
Total	$ 81,104	$ 79,694	$ 78,877	$ 77,758	$ 78,342	$ 79,141	$ 80,437	$ 81,104	$ 78,342
Consolidated portfolio total return [(3)]									
Interest-bearing	0.9 %	1.7 %	1.9 %	(0.3) %	0.4 %	(0.8) %	1.4 %	4.5 %	1.1 %
Equity/owned	0.4	0.2	0.2	0.2	(0.3)	0.2	0.4	0.8	0.2
Investment expenses	-	-	(0.1)	(0.1)	(0.1)	-	(0.1)	(0.1)	(0.1)
Total	1.3	1.9	2.0	(0.2)	-	(0.6)	1.7	5.2	1.2
Consolidated portfolio total return [(3)]									
Income	0.9 %	1.0 %	0.9 %	0.9 %	1.0 %	1.0 %	1.0 %	2.8 %	3.0 %
Valuation	0.4	0.9	1.1	(1.1)	(1.0)	(1.6)	0.7	2.4	(1.8)
Total	1.3	1.9	2.0	(0.2)	-	(0.6)	1.7	5.2	1.2
Consolidated net investment income									
Interest-bearing	$ 613	$ 623	$ 618	$ 643	$ 646	$ 670	$ 664	$ 1,854	$ 1,980
Equity/owned	177	180	157	106	196	155	226	514	577
Investment expenses	(42)	(41)	(44)	(39)	(35)	(36)	(40)	(127)	(111)
Total	$ 748	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 2,241	$ 2,446
Consolidated Interest-bearing pre-tax yield [(4)]	3.7 %	3.8 %	3.7 %	3.8 %	3.8 %	3.9 %	3.9 %	3.7 %	3.9 %
Property-Liability net investment income									
Interest-bearing excluding prepayment premiums	$ 235	$ 236	$ 241	$ 240	$ 240	$ 233	$ 226	$ 712	$ 699
Prepayment premiums	3	5	2	5	4	7	7	10	18
Total Interest-bearing	238	241	243	245	244	240	233	722	717
Equity/owned	95	97	83	58	82	73	148	275	303
Less: Investment expenses	(23)	(22)	(24)	(23)	(19)	(21)	(23)	(69)	(63)
Total	310	316	302	280	307	292	358	928	957
Less: prepayment premiums	(3)	(5)	(2)	(5)	(4)	(7)	(7)	(10)	(18)
Total excluding prepayment premiums	$ 307	$ 311	$ 300	$ 275	$ 303	$ 285	$ 351	$ 918	$ 939
Property-Liability interest-bearing pre-tax yield	2.9 %	3.0 %	3.0 %	3.0 %	3.0 %	3.0 %	2.9 %	3.0 %	2.9 %
Property-Liability interest-bearing pre-tax yield excluding prepayment premiums	2.8 %	3.0 %	3.0 %	3.0 %	2.9 %	2.9 %	2.8 %	2.9 %	2.9 %
Allstate Financial net investment income									
Interest-bearing excluding prepayment premiums	$ 354	$ 357	$ 361	$ 371	$ 386	$ 408	$ 413	$ 1,072	$ 1,207
Prepayment premiums	9	12	2	17	5	12	8	23	25
Total interest-bearing	363	369	363	388	391	420	421	1,095	1,232
Equity/owned	82	83	74	48	114	82	78	239	274
Less: Investment expenses	(18)	(17)	(18)	(16)	(14)	(13)	(15)	(53)	(42)
Total	427	435	419	420	491	489	484	1,281	1,464
Less: prepayment premiums	(9)	(12)	(2)	(17)	(5)	(12)	(8)	(23)	(25)
Total excluding prepayment premiums	$ 418	$ 423	$ 417	$ 403	$ 486	$ 477	$ 476	$ 1,258	$ 1,439
Allstate Financial interest-bearing pre-tax yield	4.6 %	4.6 %	4.6 %	4.8 %	4.8 %	5.1 %	5.1 %	4.6 %	5.0 %
Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums	4.5 %	4.5 %	4.5 %	4.6 %	4.7 %	4.9 %	5.0 %	4.5 %	4.9 %

(1) Includes fixed income securities, mortgage loans, short-term and other investments.

(2) Includes limited partnership interests, equity securities and real estate.

(3) Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances.

(4) Quarterly pre-tax yield is calculated as annualized quarterly interest-bearing investment income, generally before investment expense divided by the average of the current and prior quarter interest-bearing investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date interest-bearing investment income, generally before investment expense divided by the average of interest-bearing investment balances at the beginning of the year and the end of each quarter during the year. For investments carried at fair value, investment balances exclude unrealized capital gains and losses.

55

THE ALLSTATE CORPORATION
INVESTMENT POSITION BY STRATEGY
($ in millions)

September 30, 2016	Total	Market-Based Core [(1)]	Market-Based Active [(2)]	Performance-Based Long-Term [(3)]	Performance-Based Opportunistic [(4)]
Fixed income securities	$ 60,306	$ 52,452	$ 7,769	$ 69	$ 16
Equity securities	5,288	4,297	897	94	-
Mortgage loans	4,396	4,396	-	-	-
Limited partnership interests	5,588	448	-	5,137	3
Short-term investments	1,863	1,575	288	-	-
Other	3,663	2,980	152	520	11
Total	$ 81,104	$ 66,148	$ 9,106	$ 5,820	$ 30
% of total	100 %	82 %	11 %	7 %	- %
Property-Liability	$ 41,057	$ 30,015	$ 7,929	$ 3,093	$ 20
% of Property-Liability	100 %	73 %	19 %	8 %	- %
Allstate Financial	$ 37,516	$ 33,602	$ 1,177	$ 2,727	$ 10
% of Allstate Financial	100 %	90 %	3 %	7 %	- %
Corporate & Other	$ 2,531	$ 2,531	$ -	$ -	$ -
% of Corporate & Other	100 %	100 %	- %	- %	- %
Unrealized net capital gains and losses	$ 3,015	$ 2,847	$ 165	$ 1	$ 2

December 31, 2015	Total	Market-Based Core [(1)]	Market-Based Active [(2)]	Performance-Based Long-Term [(3)]	Performance-Based Opportunistic [(4)]
Fixed income securities	$ 57,948	$ 51,175	$ 6,691	$ 47	$ 35
Equity securities	5,082	4,210	764	77	31
Mortgage loans	4,338	4,338	-	-	-
Limited partnership interests	4,874	364	-	4,510	-
Short-term investments	2,122	1,631	491	-	-
Other	3,394	2,783	183	415	13
Total	$ 77,758	$ 64,501	$ 8,129	$ 5,049	$ 79
% of total	100 %	83 %	10 %	7 %	- %
Property-Liability	$ 38,479	$ 28,525	$ 7,137	$ 2,764	$ 53
% of Property-Liability	100 %	74 %	19 %	7 %	- %
Allstate Financial	$ 36,792	$ 33,490	$ 992	$ 2,284	$ 26
% of Allstate Financial	100 %	91 %	3 %	6 %	- %
Corporate & Other	$ 2,487	$ 2,486	$ -	$ 1	$ -
% of Corporate & Other	100 %	100 %	- %	- %	- %

(1) Market-based core is comprised primarily of highly diversified fixed income securities, mortgage loans and equity securities to align with business segment priorities.
(2) Market-based active is comprised primarily of fixed income and equity securities to generate additional returns by taking advantage of market opportunities.
(3) Performance-based long-term is comprised primarily of private equity and real estate investments to generate returns over an extended horizon.
(4) Performance-based opportunistic primarily generates returns by taking advantage of asset dislocations and by selectively providing liquidity to distressed sellers.

56

THE ALLSTATE CORPORATION
INVESTMENT RESULTS BY STRATEGY
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2016	June 30, 2016	March 31, 2016	Dec. 31, 2015	Sept. 30, 2015	June 30, 2015	March 31, 2015	Sept. 30, 2016	Sept. 30, 2015
Investment income									
Market-Based Core	$ 577	$ 595	$ 581	$ 614	$ 612	$ 640	$ 629	$ 1,753	$ 1,881
Market-Based Active	66	67	61	59	52	52	50	194	154
Performance-Based Long-Term	147	138	131	74	176	130	209	416	515
Performance-Based Opportunistic	-	3	2	2	2	3	2	5	7
Investment income, before expense	790	803	775	749	842	825	890	2,368	2,557
Investment expense	(42)	(41)	(44)	(39)	(35)	(36)	(40)	(127)	(111)
Net investment income	$ 748	$ 762	$ 731	$ 710	$ 807	$ 789	$ 850	$ 2,241	$ 2,446
PBLT Asset level operating expense [1]	$ (8)	$ (8)	$ (8)	$ (4)	$ (4)	$ (5)	$ (6)	$ (24)	$ (15)
Realized capital gains and losses									
Market-Based Core	$ 23	$ 13	$ (91)	$ (153)	$ 102	$ 63	$ 58	$ (55)	$ 223
Market-Based Active	33	39	(47)	(49)	(63)	48	73	25	58
Performance-Based Long-Term	(28)	(27)	(11)	(49)	-	(5)	8	(66)	3
Performance-Based Opportunistic	5	(1)	-	1	(6)	2	-	4	(4)
Total	$ 33	$ 24	$ (149)	$ (250)	$ 33	$ 108	$ 139	$ (92)	$ 280

(1) When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments.

57

58 Total Market- Based Core Market- Based Active Performance- Based Long-Term Performance- Based Opportunistic Three months ended September 30, 2016 Investment income Fixed income securities $ 508 $ 452 $ 55 $ 1 $ - Equity securities 31 24 7 - - Mortgage loans 56 56 - - - Limited partnership interests 136 1 - 135 - Short-term investments 4 3 1 - - Other 55 41 3 11 - Investment income, before expense 790 $ 577 $ 66 $ 147 $ - Investment expense (42) Net investment income $ 748 Realized capital gains and losses Fixed income securities $ (1) $ (26) $ 23 $ - $ 2 Equity securities 45 25 19 (2) 3 Mortgage loans - - - - - Limited partnership interests 12 33 - (21) - Short-term investments - - - - - Other (23) (9) (9) (5) - Total $ 33 $ 23 $ 33 $ (28) $ 5 Nine months ended September 30, 2016 Investment income Fixed income securities $ 1,546 $ 1,374 $ 165 $ 3 $ 4 Equity securities 103 85 18 - - Mortgage loans 162 162 - - - Limited partnership interests 383 1 - 382 - Short-term investments 11 8 3 - - Other 163 123 8 31 1 Investment income, before expense 2,368 $ 1,753 $ 194 $ 416 $ 5 Investment expense (127) Net investment income $ 2,241 Realized capital gains and losses Fixed income securities $ (48) $ (94) $ 46 $ - $ - Equity securities (34) (2) 1 (35) 2 Mortgage loans 1 1 - - - Limited partnership interests 25 53 - (28) - Short-term investments - - - - - Other (36) (13) (22) (3) 2 Total $ (92) $ (55) $ 25 $ (66) $ 4 THE ALLSTATE CORPORATION INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES BY INVESTMENT TYPE AND STRATEGY ($ in millions)

59 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2016 2016 2016 2015 2015 2015 2015 2016 2015 Investment position Limited partnerships Private equity (1) $ 3,836 $ 3,663 $ 3,324 $ 3,181 $ 3,131 $ 3,012 $ 2,969 $ 3,836 $ 3,131 Real estate (2) 1,130 1,204 1,229 1,166 1,160 1,164 1,366 1,130 1,160 Timber & agriculture-related (3) 171 170 170 163 151 - - 171 151 PBLT - limited partnerships 5,137 5,037 4,723 4,510 4,442 4,176 4,335 5,137 4,442 Other (4) Private equity 138 97 103 71 93 70 67 138 93 Real estate 380 358 361 301 288 242 201 380 288 Timber & agriculture-related 165 166 167 167 167 167 168 165 167 PBLT - other 683 621 631 539 548 479 436 683 548 Total Private equity 3,974 3,760 3,427 3,252 3,224 3,082 3,036 3,974 3,224 Real estate 1,510 1,562 1,590 1,467 1,448 1,406 1,567 1,510 1,448 Timber & agriculture-related 336 336 337 330 318 167 168 336 318 Total PBLT $ 5,820 $ 5,658 $ 5,354 $ 5,049 $ 4,990 $ 4,655 $ 4,771 $ 5,820 $ 4,990 Investment income Limited partnerships Private equity $ 112 $ 113 $ 85 $ 47 $ 162 $ 113 $ 80 $ 310 $ 355 Real estate 23 12 33 20 5 10 123 68 138 Timber & agriculture-related - 1 3 (1) - - - 4 - PBLT - limited partnerships 135 126 121 66 167 123 203 382 493 Other Private equity 2 1 - - 1 - - 3 1 Real estate 8 8 8 6 7 5 4 24 16 Timber & agriculture-related 2 3 2 2 1 2 2 7 5 PBLT - other 12 12 10 8 9 7 6 34 22 Total Private equity 114 114 85 47 163 113 80 313 356 Real estate 31 20 41 26 12 15 127 92 154 Timber & agriculture-related 2 4 5 1 1 2 2 11 5 Total PBLT $ 147 $ 138 $ 131 $ 74 $ 176 $ 130 $ 209 $ 416 $ 515 Asset level operating expense (5) $ (8) $ (8) $ (8) $ (4) $ (4) $ (5) $ (6) $ (24) $ (15) Realized capital gains and losses Limited partnerships Private equity $ (23) $ (20) $ 12 $ (49) $ (3) $ (3) $ 9 $ (31) $ 3 Real estate 2 - 1 - (2) - (2) 3 (4) Timber & agriculture-related - - - - - - - - - PBLT - limited partnerships (21) (20) 13 (49) (5) (3) 7 (28) (1) Other Private equity (7) (7) (25) 1 6 (1) - (39) 5 Real estate - - 1 (1) (1) (1) - 1 (2) Timber & agriculture-related - - - - - - 1 - 1 PBLT - other (7) (7) (24) - 5 (2) 1 (38) 4 Total Private equity (30) (27) (13) (48) 3 (4) 9 (70) 8 Real estate 2 - 2 (1) (3) (1) (2) 4 (6) Timber & agriculture-related - - - - - - 1 - 1 Total PBLT $ (28) $ (27) $ (11) $ (49) $ - $ (5) $ 8 $ (66) $ 3 Pre-Tax Yield (6) 9.7% 9.4% 9.4% 5.6% 14.3% 10.6% 17.5% 9.6% 14.1% 10 Year Internal Rate of Return (7) 10.1% 10.2% 10.5% 10.8% 11.3% 11.3% 11.4% (1) (2) (3) (4) (5) (6) (7) The internal rate of return ("IRR") for our PBLT investments is one of the measures we use to evaluate the strategy's performance. The IRR represents the rate of return on the investments considering the cash flows and the estimated value of investment holdings. Until an investment is fully liquidated, through final distribution or disposal, the IRR is an interim estimated return. Our IRR calculation method may differ from those used by other investors. Our PBLT portfolio is diversified by asset type and vintage year. The IRR calculation includes cash flows paid or received related to PBLT investments during the measurement period, and valuation of investment holdings at the beginning and end of the measurement period. The timing and amount of cash flows and changes in estimated values could have a significant impact on the IRR. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. When calculating the pre-tax yields, asset level operating expenses are netted against income for directly held real estate, timber and other consolidated investments. Includes PBLT - fixed income securities, equity securities and other investments on page 56. Includes Timber and agriculture-related reflected in Private equity on page 50. Quarterly pre-tax yield is calculated as annualized quarterly PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of the current and prior quarter PBLT investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date PBLT investment income, generally before investment expense (including dividend income in the case of equity securities) divided by the average of PBLT investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of asset level operating expenses (direct expenses of the assets reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. Includes Real estate on page 50. Includes Private equity on page 50, excluding Timber and agriculture-related. THE ALLSTATE CORPORATION PERFORMANCE-BASED LONG-TERM INVESTMENTS ("PBLT") ($ in millions) As of or for the nine months endedAs of or for the three months ended

60 Definitions of Non-GAAP Measures Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP. Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results. It is also an integral component of incentive compensation. It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance. Net income applicable to common shareholders is the most directly comparable GAAP measure. Underwriting income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of Property- Liability underwriting income to net income applicable to common shareholders is provided in the schedule, "Property-Liability Results". Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios: the combined ratio and the effect of catastrophes on the combined ratio. The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics" and "Encompass Brand Profitability Measures and Statistics". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto, Homeowners and Other Personal Lines Underlying Combined Ratios", "Allstate Personal Lines - Auto, Homeowners, Other Personal Lines and Commercial Lines Profitability Measures" and "Emerging Businesses - Esurance, Encompass, Other Business Lines, and Answer Financial Profitability Measures". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share".